SCHEDULE 14A INFORMATION

     Proxy Statement Pursuant to Section 14(a) of the Securities
              Exchange Act of 1934 (Amendment No.    )

Filed by the Registrant [ x ]
Filed by a Party other than the Registrant [  ]

Check the appropriate box:

[ x ] Preliminary Proxy Statement       [   ]  Confidential, for Use of the
                                        Commission Only (as permitted by
                                        Rule 14a6(e)(2))
[   ]  Definitive Proxy Statement
[   ]  Definitive Additional Materials
[   ]  Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12

                       KidsToysPlus.com, Inc.
          (Name of registrant as Specified in its Charter)

Payment of Filing Fee (Check the appropriate box):

[    ]  No fee required
[ x ] Fee computed on table below per Exchange Act Rule 14a-6(I)(4) and 0-11.

    1) Title of each class of securities to which transaction applies:
    Common

    2) Aggregate number of securities to which transaction applies:
    11,130,884

    3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act rule 0-11 (Set forth the amount of which the filing fee is calculated and state how it was determined): Fee based on sale price of assets of $160,000.

    4) Proposed maximum aggregate value of transaction: $160,000

    5) Total fee paid: $32.00

[    ]  Fee paid previously with preliminary materials.
[    ]  Check box if any part of the fee is offset as provided by
Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.
    1) Amount Previously Paid:
    2) Form, Schedule or Registration Statement No.:
    3) Filing Party:
    4) Date Filed:

                         KIDSTOYSPLUS.COM, Inc.
                           2924 Cliffe Avenue
                  Courtenay, British Columbia, Canada
                                V9N 2L7

             Office of Michael L. Labertew, Attorney at Law
                    4685 South Highland Drive #202A
                       Salt Lake City, Utah 84117
                          (address of meeting)

                    SPECIAL MEETING OF STOCKHOLDERS
                             April 30, 2001

                       PROXY STATEMENT AND NOTICE

                        SOLICITATION OF PROXIES


   The enclosed proxy is being solicited by the Board of Directors of KidsToysPlus.com, Inc., a Nevada corporation ("KidsToysPlus" or the "Company"), for use at the Special Meeting of the Stockholders of KidsToysPlus (the "Special Meeting") to be held at 10:00 a.m., on Monday, April 30, 2001, at the office of Michael L. Labertew, Attorney at Law listed above, and at any adjournment thereof. This Proxy Statement serves as notice of the Special Meeting, a description of the proposals to be addressed at the Special Meeting, and a source of information on the Company and its management.

    Stockholders may revoke their proxies by delivering a written notice of revocation to the Secretary of the Company at any time prior to the exercise thereof, by the execution of a later-dated proxy by the same person who executed the prior proxy with respect to the same shares or by attendance at the Special Meeting and voting in person by the person who executed the prior proxy.

    The solicitation will be primarily by mail but may also include telephone, telegraph or oral communication by officers or regular employees. Officers and employees will receive no additional compensation in connection with the solicitation of proxies. All costs of soliciting proxies will be borne by FYI Corporation. The Company will not reimburse FYI Corporation for the cost of soliciting proxies or the
preparation of this proxy statement.   The total amount estimated in
connection with the solicitation of shareholders is approximately $10,000. Should Proposal 1 be approved, FYI Corporation will become the controlling shareholder of the Company.

The approximate mailing date of the proxy statement and proxy to stockholders is April 17, 2001.

   All proxies will be voted as specified. In the absence of specific instructions, proxies will be voted FOR:

(1) approval of the transfer of all or substantially all of the assets of KidsToysPlus to Albert R. Timcke;

(2) the election of two Directors of KidsToysPlus to serve for a term of one year or until their successors are duly elected and qualified;

(3) approval of the change of the Company's corporate name to "Mikim, Inc.";

(4) approval of the Consulting Agreement between Mikim, Inc. and FYI Corporation; and

(5) approval of all other matters by the persons named in the proxies in accordance with their judgment.

PLEASE SIGN YOUR NAME EXACTLY AS IT APPEARS ON THE STOCK CERTIFICATE. STOCKHOLDERS RECEIVING MORE THAN ONE PROXY BECAUSE OF SHARES REGISTERED IN DIFFERENT NAMES OR ADDRESSES MUST COMPLETE AND RETURN EACH PROXY IN ORDER TO VOTE ALL SHARES TO WHICH ENTITLED.

OUTSTANDING SHARES AND VOTING RIGHTS

    Record Date. Stockholders of record at the close of business on April 9, 2001, are entitled to notice of and to vote at the Special Meeting or any adjournment thereof.

    Shares Outstanding. As of April 9, 2001, a total of 11,130,884 shares of the Company's Common Stock (the "Common Stock") were outstanding and entitled to vote.

    One Shareholder Owns 50.045% of the Issued and Outstanding Stock. Albert R. Timcke owns and controls 50.045% of the issued and outstanding
Common Stock of the Company.   Mr. Timcke is an interested party to the
sale transaction of all of the Company's assets, and therefore will vote his shares in accordance with the majority of the remaining votes or proxies received by the Company for each of the Proposals. Under Nevada law, shareholders do not possess dissenter's rights for the proposals at the Special Meeting.

    Voting Rights and Procedures. Each outstanding share of Common Stock is entitled to one vote on all matters submitted to a vote of stockholders.

    The Company's Bylaws and Nevada law require the presence, in person or by proxy, of a majority of the outstanding shares of Common Stock entitled to vote to constitute a quorum to convene the Special Meeting. Shares represented by proxies that reflect abstentions or "broker non-votes" (i.e., shares held by a broker or nominee which are represented at the meeting, but with respect to which such broker or nominee is not empowered to vote on a particular proposal) will be counted as shares that are present and entitled to vote for purposes of determining the presence of a quorum.

          APPROVAL OF THE TRANSFER OF ALL OR SUBSTANTIALLY ALL
      OF THE ASSETS OF KIDSTOYSPLUS.COM, INC. TO ALBERT R. TIMCKE
                            (PROPOSAL NO. 1)

At the Special Meeting, stockholders will be asked to approve the transfer of all or substantially all of the assets of KidsToysPlus.com, Inc. to Albert R. Timcke, in exchange for which the Company shall receive $100,000 in cash or marketable securities. A copy of the proposed Acquisition Agreement is presented in Appendix A to this proxy statement for review and approval.

Purpose of the Disposition of Assets

     Since inception, the Company operated a retail website on the Internet, specializing in children's products offering information about children's toys, entertainment products and other related topics of interest to children and their parents. The Company has not been successful in obtaining the necessary funding to pursue its objectives and has exhausted its financial resources.

     As reported in the Company's unaudited financials contained in Form 10-QSB for the quarter ending October 31, 2000, and the Company's unaudited financials for the year ended January 31, 2001, which will be audited and will be reported in the Company's 10KSB, to be filed on or about April 30, 2000, the Company had/has the following assets:

    As of:
                                          10/31/2000        1/31/2001
    Cash and cash equivalents           $    119,647       $   28,403
    Accounts receivable                       14,616           15,406
    Inventory                                 72,855           73,801
    Prepaid expenses and deposits             16,709              850
    Due from the president of the Company     29,189           31,350
    Due from an officer of the Company        18,445           16,500
                                            --------         --------
Total current assets                         271,461          166,310
Capital assets                                25,290           23,044
                                           ---------         --------
Total assets                           $     296,751    $     189,354

Currently, the Company is indebted in the amount of $29,902.
Currently the Company has assets in the amount of $189,354. The Company has not been able to continue with its intended business operations as it has lost money in every quarter since its inception, has exhausted its financial resources and has been unable to find a funding source to continue operations.

     In view of the current financial situation of the Company, Management has determined it is in the best interest of the shareholders to sell all the assets of the Company in return for cancellation of debt, assumption of all liabilities and indemnification from any and all liabilities. The directors of the Company who are not related to Albert
R. Timcke have approved this decision. Selling the assets and reducing liabilities to zero will situate the Company to pursue a new business venture.

    The pro forma financial statements showing the effect of the sale of assets of the Company are presented in Appendix B of this proxy statement.

Interested Parties

    Albert R. Timcke, Chairman of the Board of Directors, President and Secretary directly controls 50.045% of the Company's issued and outstanding stock, to whom the Company desires to sell its assets in return for cancellation of debt, assumption of and indemnification from its liabilities. Further, part of the debts owed by the Company are to Mr. Timcke.

    If the disposition of the assets is approved by the shareholders, FYI Corporation, a Utah corporation will purchase the 5,565,500 shares of the 5,570,400 shares of common stock owned by Mr. Timcke, for $250,000 CAD cash (approximately $160,000 USD) and $100,000 USD in cash or marketable securities, and thus will become the majority shareholder of the Company. Prior to the effect of this transaction, FYI Corporation was not an affiliate or shareholder of the Company.

Assets to be Sold

    The Company intends on selling all of its assets which are more fully set forth on the enclosed unaudited financial statements. The property consists of inventory, an operational internet website, and retail operations which are on leased premises. The Company did not engage the services of a disinterested "Special Review Person," or an independent appraisal of the assets to be sold, rather, the Company has relied upon the stated values as will be verified by the Company's auditors. The figures used in this Proxy are being prepared from a working copy of the financials which will be audited and will be filed with the Company's 10KSB on or about April 30, 2001. The Company does not expect the final audited figures to differ substantially, if any, from those set forth in this Proxy.

Consideration

   In return for the assets of the Company, Mr. Timcke will assume any remaining liabilities and indemnify the Company against any losses or causes of action from these liabilities, and shall pay to the Company $100,000 USD in cash or marketable securities. After deduction of the Company's debts, the Company has total net assets of $159,452. For purposes of the intended sale of the assets set forth in this Proxy, Management has discounted the inventory as well as the accounts receivable, to arrive at the sale price of $100,000 USD.

Business Strategy

   Should the shareholders approve this proposal, the Company intends to seek, investigate, and if warranted, acquire an interest in a business opportunity. The Company does not propose to restrict its search for a business opportunity to any particular industry or geographical area and may, therefore, engage in essentially any business in any industry. The Company has unrestricted discretion in seeking and participating in a business opportunity, subject to the availability of such opportunities, economic conditions and other factors.

   The selection of a business opportunity in which to participate is complex and extremely risky and will be made by management in the exercise of its business judgment. There is no assurance that the Company will be able to identify and acquire any business opportunity which will ultimately prove to be beneficial to the Company and its shareholders.

   The activities of the Company are subject to several significant risks which arise primarily as a result of the fact that the Company has no specific business and may acquire or participate in a business opportunity based on the decision of management which will, in all probability, act without the consent, vote, or approval of the Company's shareholders.

Sources of Opportunities

   It is anticipated that business opportunities may be available to the Company from various sources, including its officers and directors, professional advisers, securities broker-dealers, venture capitalists, members of the financial community, and others who may present unsolicited proposals.

   The Company will seek a potential business opportunity from all known sources, but will rely principally on personal contacts of its officers and directors as well as indirect associations between them and other business and professional people. Although the Company does not anticipate engaging professional firms specializing in business acquisitions or reorganizations, if management deems it in the best interests of the Company, such firms may be retained. In some instances, the Company may publish notices or advertisements seeking a potential business opportunity in financial or trade publications.

Criteria

   The Company will not restrict its search to any particular business, industry or geographical location. The Company may acquire a business opportunity or enter into a business in any industry and in any stage of development. The Company may enter into a business or opportunity involving a "start-up" or new company. The Company may acquire a business opportunity in various stages of its operation.

   In seeking a business venture, the decision of management of the Company will not be controlled by an attempt to take advantage of an anticipated or perceived appeal of a specific industry, management group, or product or industry, but will be based upon the business objective of seeking long-term capital appreciation in the real value of the Company.

   In analyzing prospective business opportunities, management will consider such matters as the available technical, financial and managerial resources; working capital and other financial requirements; the history of operations, if any; prospects for the future; the nature of present and expected competition; the quality and experience of management services which may be available and the depth of the management; the potential for further research, development or exploration; the potential for growth and expansion; the potential for profit; the perceived public recognition or acceptance of products, services, trade or service marks, name identification; and other relevant factors.

   Generally, the Company will analyze all available factors in the circumstances and make a determination based upon a composite of available facts, without reliance upon any single factor as controlling.

Methods of Participation of Acquisition

   Specific business opportunities will be reviewed and, on the basis of that review, the legal structure or method of participation deemed by management to be suitable will be selected. Such structures and methods may include, but are not limited to, leases, purchase and sale agreements, licenses, joint ventures, other contractual arrangements, and may involve a reorganization, merger or consolidation transaction. The Company may act directly or indirectly through an interest in a partnership, corporation, or other form of organization.

Procedures

   As part of the Company's investigation of business opportunities, officers and directors may meet personally with management and key personnel of the firm sponsoring the business opportunity, visit and inspect material facilities, obtain independent analysis or verification of certain information provided, check references of management and key personnel, and conduct other reasonable measures.

   The Company will generally request that it be provided with written materials regarding the business opportunity containing such items as a description of product, service and company history; management resumes; financial information; available projections with related assumptions upon which they are based; an explanation of proprietary products and services; evidence of existing patents, trademarks or service marks or rights thereto; present and proposed forms of compensation to management; a description of transactions between the prospective entity and its affiliates; relevant analysis of risks and competitive conditions; a financial plan of operation and estimated capital requirements; and other information deemed relevant.

Vote and Recommendation

   Approval of the disposition of the assets will require the affirmative vote of the holders of a majority of the issued and outstanding shares of Common Stock. Abstentions as to this Proposal 1 will be treated as votes against Proposal 1. Broker non-votes, however, will be treated as unvoted for purposes of determining approval of Proposal 1 and will not be counted as votes for or against Proposal 1. Properly executed, unrevoked Proxies will be voted FOR Proposal 1 unless a vote against Proposal 1 or abstention is specifically indicated in the Proxy.

The Board of Directors Recommends a Vote "For" the Sale of Assets.

                         ELECTION OF DIRECTORS
                            (PROPOSAL NO. 2)

   The Company's Bylaws authorize a Board comprised of not less than two and not more than five members. Shareholders will be asked to elect two new Directors.

   Set forth below for each nominee for election as a Director, based on information supplied by him, are his name, age as of the date of the Special Meeting, any presently held positions with the Company, his principal occupation now and for the past five years, other Directorships in public companies and his tenure of service with the Company as a Director. Each shall hold office until the annual meeting of stockholders in 2001.

Nominees For Election As Directors

   Justeene Blankenship, 42 years old. Ms. Blankenship is Chief Financial Officer of Pacific Management Services, Inc., a mergers and acquisitions company, with over fifteen years of experience working with the financial side of publicly-traded corporations, including directing accountants and attorneys. She has had a diverse background working with computer hardware, mortgage banking and real estate industries and has had extensive experience in Initial Public Offerings and assisting with reverse mergers. Early in her career, Ms. Blankenship ran Blankenship & Associates, an accounting firm whose main focus was small companies.

   Christopher J. Nielsen, 42 years old. Mr. Nielsen is employed as a sales executive for EIS. EIS is a distributor of manufacturing supplies. Mr. Nielsen has worked in the sales industry for the past twenty years.

Vote and Recommendation

   Each Director is elected by vote of a plurality of the shares of voting stock present and entitled to vote, in person or by proxy, at the Special Meeting. Abstentions or broker non-votes as to the election of directors will not affect the election of the candidates receiving the plurality of votes. Unless instructed to the contrary, the shares represented by the proxies will be voted FOR the election of the nominees named above as directors. Although it is anticipated that each nominee will be able to serve as a director, should any nominee become unavailable to serve, the proxies will be voted for such other person or persons as may be designated by the Company's Board of Directors.

The Board Recommends a Vote "For" The Nominees

                        CHANGE IN CORPORATE NAME
                            (PROPOSAL NO. 3)

    Due to the evolving nature of the Company's business and as part of the Acquisition Agreement (see Proposal 1) where the Company has agreed to transfer the name "KidsToysPlus.com, Inc.", the Board of Directors has determined that it is the best interests of the Company to change its corporate name to Mikim, Inc. The Board of Directors has approved a change in the Company's corporate name to Mikim, Inc. Subject to stockholder approval, Mikim, Inc. will be the name of the Company. The name change will be effected by an amendment to the Company's Articles of Incorporation.

Vote and Recommendation

    Approval of the change in corporate name will require the affirmative vote of the holders of a majority of the issued and outstanding shares of Common Stock. Abstentions as to this Proposal 3 will be treated as votes against Proposal 3. Broker non-votes, however, will be treated as unvoted for purposes of determining approval of Proposal 3 and will not be counted as votes for or against Proposal 3. Properly executed, unrevoked Proxies will be voted FOR Proposal 3 unless a vote against Proposal 3 or abstention is specifically indicated in the Proxy.

The Board of Directors Recommends a Vote "For" the Corporate Name Change.

                          CONSULTING AGREEMENT
                            (PROPOSAL NO. 4)

   FYI Corporation has agreed to assist the Company in its reorganization as explained in this Proxy, including the arrangement of and payment for all legal services necessary to effectuate the transactions required by this Proxy, seeking out merger, acquisition, and business opportunities, investigating these opportunities, and if warranted, assisting and consulting with the Company in order that it may acquire an interest in such business opportunities. In exchange for its services and its assumption of legal fees, FYI Corporation has requested that the Company enter into Consulting Agreement with FYI Corporation, under which FYI Corporation would be paid $100,000 USD in cash or marketable securities. A copy of the Consulting Agreement is presented in Appendix
C to this Proxy.

Interested Parties

   If Proposal 1, above, is approved, FYI Corporation will own 50.001% of the Company's issued and outstanding stock, and thus will become the majority shareholder of the Company. Prior to the effect of this transaction, FYI Corporation was not an affiliate or shareholder of the Company. FYI Corporation will therefore be an interested party to the Consulting Agreement, and accordingly will vote its shares in accordance with the majority of the remaining votes or proxies received by the Company on this Proposal.

Vote and Recommendation

   Approval of the Consulting Agreement will require the affirmative vote of the holders of a majority of the issued and outstanding shares of Common Stock. Abstentions as to this Proposal 4 will be treated as votes against Proposal 4. Broker non-votes, however, will be treated as unvoted for purposes of determining approval of Proposal 4 and will not be counted as votes for or against Proposal 4. Properly executed, unrevoked Proxies will be voted FOR Proposal 4 unless a vote against Proposal 4 or abstention is specifically indicated in the Proxy.

The Board of Directors Recommends a Vote "For" the approval of the Consulting Agreement.


     SECURITY OWNERSHIP OF MANAGEMENT AND PRINCIPAL STOCKHOLDERS

   The table on the following page sets forth as of March 26, 2001, the number and percentage of the outstanding shares of Common Stock which, according to the information supplied to the Company, were beneficially owned by (i) each person who is currently a director of the Company, (ii) each Named Executive Officer (as defined below), (iii) all current directors and executive officers of the Company as a group and (iv) each person who, to the knowledge of the Company, is the beneficial owner of more than 5% of the outstanding Common Stock. Except as otherwise indicated, the persons named in the table have sole voting and dispositive power with respect to all shares beneficially owned, subject to community property laws where applicable.

_________________________________________________________________

TITLE OF         NAME AND ADDRESS OF       AMOUNT    PERCENT OF
CLASS             BENEFICIAL OWNER                     CLASS
____________________________________________________________________

Common Stock   Albert R Timcke,          5,570,400      50.045%
               Director, President
               1703 Valley View Drive
               Courtney, B.C.
               V9N 9A7   Canada


                           EXECUTIVE OFFICERS

     All executive officers are elected by the Board and hold office until the next Annual Meeting of stockholders and until their successors are elected and qualify.

                         EXECUTIVE COMPENSATION

Annual Compensation

     The following table sets forth certain information regarding the annual and long-term compensation for services in all capacities to the Company for the year ended January 31, 2001 of those persons who were either (i) the chief executive officer of the Company during the last completed fiscal year or (ii) one of the other four most highly compensated executive officers of the Company as of the end of the last completed fiscal year whose annual salary and bonuses exceeded $100,000 (collectively, the "Named Executive Officers").

Summary Compensation Table

-----------------------------------------------------------------------
Name and    Fiscal Year                       Long Term           All Other
Principal   ended January   Compensation      Compensation     Compensation(1)
Position     31, 2001    -----------------------------------          ($)
                      Salary   Bonus  Other Annual   Securities
                       ($)      ($)  Compensation($) Under Options
                                                         (#)
---------------------------------------------------------------------------
Albert R Timcke     $ 80,000   Nil       Nil             Nil          Nil
Brian C. Doutaz       18,000   Nil       Nil             Nil          Nil

(1) These figures represent compensation paid to Mr. Timcke and Mr. Doutaz pursuant to Consulting Agreements between the Company and said individuals dated April 1, 1999.

Stock Options and Warrants

     No stock options were issued to any of the Named Executive Officers during the year ended January 31, 2001, and all stock options and warrants that were outstanding have been cancelled.

             CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

     The following discussion includes certain relationships and related transactions which occurred during the Company's fiscal year ended January 31, 2001.

None.
               RESTRICTION ON TRANSFER OF CONTROL SHARES

    If the disposition of the assets is approved by the shareholders, FYI Corporation will purchase the 5,565,500 shares of the 5,570,400 shares of common stock owned by Mr. Timcke for $250,000 CAD (approximately $160,000 USD) and thus become the majority shareholder of the Company. Following the effect of this transaction, FYI Corporation,will be an affiliate and controlling shareholder of a "shell" corporation with no assets and no specific business plan or purpose, other than to engage in a merger or acquisition with an unidentified company or companies, or other entity or person. It is the position of the SEC, as set forth in its January 2000 letter to Ken Worm of the NASD, that FYI Corporation and any of its transferees, are "underwriters" of the 5,565,500 shares, and accordingly these shares can only be resold through registration under the Securities Act. Similarly, it is the SEC's position that these shares are unavailable for resale pursuant to Rule 144.

                           OTHER INFORMATION

     Section 16(a) of the Securities Exchange Act of 1934 requires officers and Directors of the Company and persons who own more than ten percent of a registered class of the Company's equity securities to file reports of ownership and changes in their ownership with the Securities and Exchange Commission, and forward copies of such filings to the Company. Based on the copies of filings received by the Company, during the most recent fiscal year, the directors, officers, and beneficial owners of more than ten percent of the equity securities of the Company registered pursuant to Section 12 of the Exchange Act, have filed on a timely basis, all required Forms 3, 4, and 5 and any amendments thereto.

                         FINANCIAL INFORMATION

     The Company's: (1) audited financial statements for the year ended January 31, 2000, as presented in the Company's 10-KSB for the period ended January 31, 2000, (2) unaudited financials statements as of October 31, 2000, as presented in the Company's 10-QSB for the quarter ended October 31, 2000, as filed with the Securities and Exchange Commission,
(3) unaudited financial statements for the year ended January 31, 2001, which will be audited and filed with the SEC as part of the Company's 10-KSB on or about April 30, 2001, and (4) the Company's pro forma financial statements showing the effect of the transactions referenced herein on the Company's financial statements, are presented in Appendix B of this proxy statement.

                              FORM 10-KSB

     The Company will provide without charge a copy of the Company's most recent report on Form 10-KSB for the periods ending January 31, 2000 and January 31, 2001, as filed and as to be filed with the Securities and Exchange Commission, upon written request to the Company's secretary at KidsToysPlus.com, Inc., 2924 Cliffe Avenue, Courtenay, British Columbia, CanadaV9N 2L7.
                             OTHER MATTERS

     As of the date of this Proxy Statement, the Board of Directors of the Company knows of no other matters which may come before the Special Meeting. However, if any matters other than those referred to herein should be presented properly for consideration and action at the Special Meeting, or any adjournment or postponement thereof, the proxies will be voted with respect thereto in accordance with the best judgment and in the discretion of the proxy holders.

     Please sign the enclosed proxy and return it in the enclosed return envelope.
                                    Dated:
                                    ___________________, 2001



Appendix A

                          ACQUISITION AGREEMENT

THIS ACQUISITION AGREEMENT (hereinafter referred to as this "Agreement") is entered into this ___day of April, 2001, by and between FYI CORPORATION, a Utah corporation (hereinafter "FYI");
KIDSTOYSPLUS.COM, INC., a Nevada corporation, and ALBERT R. TIMCKE, based on the following premises.

                                Premises

      1. Timcke owns, directly or indirectly, 5,570,400 shares of common stock (the "Stock") of KidsToysPlus.com, Inc., par value
      $0.001 per share, representing approximately 50.045% of the issued and outstanding stock of KidsToysPlus.com, Inc.

      2. Timcke desires to acquire from KidsToysPlus.com all of its assets and liabilities for the amount of $100,000 USD in cash or marketable securities.

      3. FYI desires to acquire the 5,565,500 shares of the 5,570,400 shares of common stock of KidsToysPlus.com, Inc. referenced above, all pursuant to the terms and conditions of this Agreement.

                               Agreement
NOW, THEREFORE, based on the stated premises, which are incorporated herein by reference, and for and in consideration of the mutual covenants and agreements hereinafter set forth and the mutual benefit to the parties to be derived herefrom, it is hereby agreed as follows:

                               ARTICLE I
                         ACQUISITION OF ASSETS

Section 1.01 Acquisition of Stock by FYI. On the terms and conditions contained in this Agreement, Timcke, shall sell, assign, transfer, convey, set over, and deliver, or shall otherwise make available to FYI, and FYI shall purchase, 5,565,500 shares of common stock of KidsToysPlus.com, Inc.

Section 1.02 Payment of FYI. The purchase price to be paid by FYI to Timcke for the Stock shall be $250,000 CAD (approximately $160,000 USD), of which $5,000 USD has been paid, the balance payable at the closing in cash or immediately available funds by wire transfer, certified official bank check, or other means of payment acceptable to Timcke.

Section 1.03 Closing. The closing (the "closing") of the transactions contemplated by this Agreement shall be immediately following the shareholder's meeting set forth in Section 4.06, held on such a date (the "Closing Date") and at such time as the parties may agree, but, if not previously closed, on April 30, 2001 at 10:00 a.m. MST. Such Closing shall take place at the offices of Michael L. Labertew, Attorney at Law, or at such other location as may be mutually acceptable to the parties hereto and their respective legal counsel.

Section 1.04   Closing Events.

At the Closing, the following shall be executed, acknowledged, and delivered to FYI:

(1) Certificates representing 5,565,500 share of common stock of KidsToysPlus.com, Inc., properly endorsed for transfer with signatures guaranteed.

(2) Such other bills of sale, assignments, and other documents and instruments of conveyance and transfer, all in form and substance satisfactory to FYI and its counsel, necessary to vest marketable title in FYI to the shares of KidsToysPlus.com, Inc. being conveyed hereunder pursuant to this Agreement.

(3) All certificates, opinions, schedules, agreements, resolutions, or other instruments required by this Agreement to be so delivered at or prior to the Closing.

(4) Such other items as may be reasonably requested by FYI and its legal counsel to effectuate or evidence the transactions contemplated hereby.

At the Closing, FYI shall deliver to Timcke payment of the purchase price in accordance with section 1.02 or, if paid into escrow, said funds shall be released from Escrow to Timcke.

Section 1.05   Transfer of KidsToysPlus.com, Inc. Assets and
Assumption of Liabilities

Transfer of Assets. Contemporaneously with or prior to the Closing, KidsToysPlus.com, Inc. shall sell, assign, transfer, convey, set over, and deliver to Timcke, all of KidsToysPlus.com, Inc.'s business, operations, and assets, including, without limitation, all interests in real and tangible personal property generally described in KidsToysPlus.com, Inc.'s Annual Report on form 10-KSB for the fiscal year ended January 31, 2001 (the "2000 10-KSB"); its equipment, inventory, and fixtures; all tangible rights and property, contracts, and agreements to which it is a party or by which it benefits; all of Seller's goodwill and going concern value, including the rights to its name and any trade names, service marks or copyrights; and all other rights, interests, assets, and properties owned by KidsToysPlus.com, Inc. or used in connection with its business and operations.

Purchase Price. In consideration of the rights, interests, assets, and properties transferred to Timcke as set forth in section 1.05(a):

Timcke shall pay to KidsToysPlus.com, Inc. $100,000 USD in cash or marketable securities having a market value as of the Closing Date of at least $100,000 USD.

Timcke shall assume and agree to discharge all liabilities and obligations of KidsToysPlus.com, Inc. existing on the Closing Date or applicable to the assets conveyed to Timcke hereunder or attributable to periods (or portions thereof) ending on or prior to the Closing Date together with all liabilities and obligations to be paid or performed after the Closing Date under the contracts and other agreements relating to the assets being conveyed to Timcke hereunder; and

Timcke shall indemnify and hold harmless KidsToysPlus.com, Inc. from and against any and all losses, costs, obligations, liabilities, damages, expenses or other charges and any and all expenses incurred in connection with investigating, defending or asserting any claim, action, suit or proceeding incident to any matter indemnified against hereunder (including, without limitation, court filing fees, court costs, arbitration fees or costs, witness fees, and reasonable fees and disbursements of legal counsel, investigators, expert witnesses, accountants and other professionals) incurred by KidsToysPlus.com, Inc. in connection with or arising from the ownership, occupancy, operation, use or control of any of the assets transferred to Timcke by KidsToysPlus.com, Inc. pursuant hereto.

Closing Events.  At the Closing:

                (i) KidsToysPlus.com, Inc. shall execute, acknowledge, and deliver to Timcke (or shall cause to be executed, acknowledged, and delivered) (A) the deeds, bills of sale, assignments, and/or other documents and instruments of conveyance and transfer, all in form and substance satisfactory to Timcke and its counsel, necessary to vest marketable title in Timcke to all the rights, interests, assets, and properties acquired by Timcke pursuant to this Agreement; (B) originals or copies of all of KidsToysPlus.com, Inc.'s agreements, contracts, and commitments assumed by Timcke hereunder; (C) originals of all copyrights, patents, patent applications, trademarks, or registrations; (D) all certificates, opinions, schedules, agreements, resolutions, or other instruments required by this Agreement to be so delivered at or prior to the Closing; and (F) such other items as may be reasonably requested by Timcke and its legal counsel to effectuate or evidence the transactions contemplated hereby.

                (ii) Timcke shall deliver to KidsToysPlus.com, Inc. (A) assumptions evidencing the obligation of Timcke to assume and timely pay and discharge the obligations to be assumed by it hereunder; (B) all certificates, opinions, schedules, agreements, resolutions, or other instruments required by this Agreement to be so delivered at or prior to the Closing; and (C) such other items as may be reasonably requested by FYI and its legal counsel to effectuate or evidence the transactions contemplated hereby.

                               ARTICLE II
               REPRESENTATIONS, COVENANTS, AND WARRANTIES
                  OF KIDSTOYSPLUS.COM, INC. AND TIMCKE

As an inducement to, and to obtain the reliance of FYI, Timcke and KidsToysPlus.com, Inc., jointly and severally represent, covenant, and warrant to FYI as follows:

Section 2.01 Organization. KidsToysPlus.com, Inc. is a corporation validly existing and in good standing under the laws of the state of Nevada and has power and is duly authorized, qualified, franchised, and licensed under all applicable laws, regulations, ordinances, and orders of public authorities to own all of its properties and assets and to carry on its business in all material respects as it is now being conducted. There is no jurisdiction in which, KidsToysPlus.com, Inc., is not so qualified in which the character and location of the assets owned by it or the nature of the business transacted by it requires qualification, except where failure to do so would not have a material adverse effect on its business or properties. The execution and delivery of this Agreement, and any other agreement and instrument to be delivered in connection herewith, do not, and the consummation of the transactions contemplated by this Agreement in accordance with the terms hereof will not, violate any provision KidsToysPlus.com, Inc.'s articles of incorporation or bylaws.

Section 2.02 Approval of Agreement. The board of directors of KidsToysPlus.com, Inc. has authorized the execution and delivery of this Agreement, and has approved the consummation of the transactions
contemplated hereby.   Subject to the approval of the transactions
contemplated by this Agreement by the holders of a majority of the issued and outstanding stock of KidsToysPlus.com, Inc., the execution, delivery and performance of this Agreement by Timcke and KidsToysPlus.com, Inc., and the consummation of the transactions contemplated hereby do not require any further authorization or consent of Timcke or KidsToysPlus.com. This Agreement is the legal, valid, and binding agreement of Timcke and KidsToysPlus.com, Inc., enforceable between the parties in accordance with its terms.

Section 2.03 KidsToysPlus.com, Inc. The assets being transferred by KidsToysPlus.com, Inc. to Timcke as described in Section 1.05(a) constitute all the assets, tangible and intangible, owned by KidsToysPlus.com, Inc. or in which KidsToysPlus.com, Inc. has an interest.

Section 2.04 Stock. The stock transferred to FYI by Timcke pursuant to this Agreement represents all of the stock of KidsToysPlus.com, Inc. owned or held of record by Timcke or in which Timcke has an interest except 4,900 shares.

Section 2.05     Capitalization.   There are no treasury shares or
shares reserved for issuance upon the exercise of options, warrants or other securities or the exercise of conversion or other rights. There are no dividends or other amounts due or payable with respect to any of
the shares of FYI stock of KidsToysPlus.com, Inc.   There are no
agreements, arrangements, options, warrants, calls rights, or commitments of any character relating to the issuance, sale, purchase or redemption of any shares of stock of KidsToysPlus.com, Inc. All of the outstanding shares of FYI stock are validly issued, fully paid and non-assessable and not issued in violation of the pre-emptive or other right of any person.

Section 2.06 Title to Property. KidsToysPlus.com, Inc. has good and marketable title to all of the assets being conveyed to Timcke hereunder and the stock being conveyed to FYI hereunder is free and clear of all liens, pledges, charges, or encumbrances. Upon delivery to FYI on the Closing Date of the instruments of transfer contemplated by section 1.04(a), Timcke will thereby transfer to FYI good and marketable title to the KidsToysPlus.com, Inc. stock being conveyed, subject to no encumbrances.

Section 2.07 Books and Records. The books and records, financial and otherwise, of KidsToysPlus.com, Inc. are in all material respects complete and correct and have been made and maintained in accordance with sound business and bookkeeping practices and, in reasonable detail, accurately and fairly reflect the transactions and dispositions of the assets of KidsToysPlus.com, Inc. KidsToysPlus.com, Inc. has maintained a system of internal accounting controls sufficient to provide reasonable assurances that (a) transactions have been and are executed in accordance with management's general or specific authorization; (b) transactions are recorded as necessary to permit the preparation of financial statements in conformity with generally accepted accounting principles or any other criteria applicable to such statements and to maintain accountability for assets; (c) access to assets is permitted only in accordance with management's general or specific authorization; and (d) the recorded accountability for assets is compared with the existing assets at reasonable intervals, and appropriate action is taken with respect to any differences.

Section 2.08 Reports; Financial Statements, Liabilities. For the two calendar years preceding the date of this Agreement, KidsToysPlus.com, Inc. and any subsidiaries have filed all forms, reports, statements and other documents required to be filed with (a) the Securities and Exchange Commission (the "SEC") including, (i) all Annual Reports on Form 10-K, (ii) all Quarterly Reports on Form 10-Q, (iii) all proxy, information or consent solicitation statements relating to meetings of stockholders or consents in lieu thereof (whether annual or special), (iv) all Current Reports on Form 8-K and (v) all other reports, schedules, registration statements or other documents, and (b) any applicable state or provincial securities authorities and all forms, reports, statements and other documents required to be filed with any other applicable federal, state, or provincial regulatory authorities, except where the failure to file any such forms, reports, statements or other documents would not have a material adverse effect on KidsToysPlus.com, Inc. or its business or properties (all such forms, reports, statements and other documents in clauses (a) and (b) of this
Section 2.12 being referred to herein, collectively, as the "KidsToysPlus.com, Inc. Reports"). The KidsToysPlus.com, Inc. Reports, including all KidsToysPlus.com, Inc. Reports filed after the date of this Agreement and prior to the Closing, were or will be prepared in accordance with the requirements of applicable law (including the Exchange Act, and the rules and regulations of the SEC thereunder), and did not at the time they were filed, or will not at the time they are filed, contain any untrue statement of material fact or omit to state a material fact required to be stated therein or necessary in order to make the statements therein, in the light of the circumstances under which they are made, not misleading. KidsToysPlus.com, Inc. did not have, as of the date of the most recent financial statements included in such KidsToysPlus.com, Inc. Reports, except as and to the extent reflected or reserved against therein, any liabilities or obligations (absolute or contingent) which should be reflected in a balance sheet or the notes thereto prepared in accordance with generally accepted accounting principles, and all assets reflected therein present fairly the assets of KidsToysPlus.com, Inc. in accordance with generally accepted accounting principles. After giving effect to the transfer of assets to Timcke for the consideration, including the assumption of liabilities and obligations provided herein, KidsToysPlus.com, Inc. will have no liabilities or obligations, absolute or contingent, liquidated or unliquidated.

Section 2.09 Shareholders' List. The stockholders' list of KidsToysPlus.com, Inc. to be delivered to FYI pursuant to Section 4.01 hereof is a true and accurate copy thereof as of the date indicated thereon. The transfer agent (the "Transfer Agent") of KidsToysPlus.com, Inc. retains in safekeeping all certificates that have been or should be canceled on the registration of transfer thereof. All of such canceled certificates have on their face in conspicuous permanent ink or
perforations the word "canceled."   All stock certificates are accounted
for as either canceled and in the possession of the Transfer Agent, outstanding, or unissued. To the best of KidsToysPlus.com, Inc.'s knowledge, except for securities broker-dealers, clearing agencies, securities depositories, banks, or other securities industry entities registered with the SEC whose regular business consists of holding securities beneficially owned by others, each stockholder listed on such stockholders' list is the beneficial owner thereof, and such stockholder is not a party to, and such stockholder's stock is not subject to, any agreement, understanding, power-of-attorney, or other arrangement of any kind with any person who is an affiliate of KidsToysPlus.com, Inc. or acting in concert with such affiliate under which such affiliate or person acting in concert with such affiliate has or shares investment or voting power over such securities.

Section 2.10     Compliance with Securities Laws, Rules, and
Regulations. All securities of KidsToysPlus.com, Inc. issued since its inception, consisting solely of common voting stock, have been issued pursuant to and in compliance with applicable federal and state laws, rules, and regulations; specifically, all offers and sales of shares of common voting stock were made pursuant to exemptions from the registration requirements of Section 5 of the Securities Act of 1933, as amended (the "Securities Act"), and pursuant to available exemptions provided by applicable state securities laws. Further, KidsToysPlus.com, Inc. has made all the required filings with any federal or state regulatory agency regarding the offer and sale of all issued and outstanding shares of common voting stock.

Section 2.11     Certain Business Practices.  None of
KidsToysPlus.com, Inc., or any directors, officers, agents or employees of KidsToysPlus.com, Inc. has used any funds for unlawful contributions, gifts, entertainment or other expenses, relating to any unlawful initiating or maintaining of a trading market in KidsToysPlus.com, Inc.'s securities, or any political activity, made any unlawful payment to foreign or domestic government officials or employees or to foreign or domestic political parties or campaigns or violated any provision of the Foreign Corrupt Practices Act of 1977, as amended, or made any other unlawful payment.

Section 2.12     Public Trading Activity.  Neither KidsToysPlus.com,
Inc. nor, to the best of KidsToysPlus.com, Inc.'s knowledge, any other person, has at any time during the past year or currently has any agreement, plan, or arrangement to at any time in the future (a) submit or publish or cause to be submitted or published, directly or indirectly, any quotation at any specific or minimum prices for the common stock of KidsToysPlus.com, Inc. on behalf of KidsToysPlus.com, Inc. or any of its affiliates; or (b) provide to any securities broker-dealer any incentive or inducement, financial or otherwise, to publish quotations for the common stock of KidsToysPlus.com, Inc. at any specific or minimum prices or amounts or to execute any specific transactions in such common stock, other than usual and customary commissions and markups.

Section 2.13     Blue Sky.  To the extent applicable,
KidsToysPlus.com, Inc. has complied with the securities laws of each and every jurisdiction in which a shareholder resided as of the date such shareholder purchased securities from KidsToysPlus.com, Inc.

Section 2.14 Litigation and Proceedings. There are no actions, suits, or proceedings pending or, to the knowledge of KidsToysPlus.com, Inc., threatened by or against, or affecting KidsToysPlus.com, Inc. or its properties, at law or in equity, before any court or other governmental agency or instrumentality, domestic or foreign, or before any arbitrator of any kind; KidsToysPlus.com, Inc. does not have any knowledge of any default on its part with respect to any judgment, order, writ, injunction, decree, award, rule, or regulation of any court, arbitrator, or governmental agency or instrumentality.

Section 2.15     Material Contract Defaults.  KidsToysPlus.com, Inc.
is not in default in any respect under the terms of any outstanding contract, agreement, lease, or other commitment which is material to the business, operations, properties, assets, or condition of KidsToysPlus.com, Inc., and there is no event of default or other event which, with notice or lapse of time or both, would constitute a default in any material respect under any such contract, agreement, lease, or other commitment in respect of which KidsToysPlus.com, Inc. has not taken adequate steps to prevent such a default from occurring.

Section 2.16 Taxes. All federal, state, local, and foreign tax returns and tax reports required to be filed by or on behalf of KidsToysPlus.com, Inc. have been filed with the appropriate governmental agency and all jurisdictions in which such reports are required to be filed and all taxes which have become due pursuant to such tax returns or to any assessment which has become payable have been paid.

Section 2.17 Third-Party Consents. None of the contracts agreements, leases, or other commitments, written or oral, to which KidsToysPlus.com, Inc. is a party or to which any of its properties or assets are subject require the consent of the other party to consummate the transactions herein contemplated, except where the failure to obtain such consent would not have a material adverse effect on the assets transferred pursuant hereto.

Section 2.18 No Conflict With Other Instruments. The execution of this Agreement and the consummation of the transactions contemplated by this Agreement will not result in the breach of any term or provision of, or constitute an event of default under, any material indenture, mortgage, deed of trust, or other material contract, agreement, or instrument to which Timcke or KidsToysPlus.com, Inc. is a party or to which any of their respective properties or operations are subject.

Section 2.19     Compliance With Laws and Regulations.
KidsToysPlus.com, Inc. has complied with all applicable statutes and regulations of any federal, state, or other governmental entity or agency thereof, except to the extent that noncompliance would not materially and adversely affect the business, operations, properties, assets, or condition of KidsToysPlus.com, Inc. or except to the extent that noncompliance would not result in the incurrence of any material liability for KidsToysPlus.com, Inc.

Section 2.20 Minute Book. The minute book of KidsToysPlus.com, Inc. contains, and will contain at the Closing Date, evidence of the due election and incumbency of the board of directors and officers of KidsToysPlus.com, Inc. executing this Agreement or any document, certificate, or other instrument executed in order to consummate the transactions herein contemplated together with an accurate and complete record of the proceeds of all meetings of directors, committees thereof, or stockholders and all written consents in lieu thereof.

Section 2.21 Information. The information concerning Timcke and KidsToysPlus.com, Inc., set forth in this Agreement, in the exhibits hereto, and in the schedules is complete and accurate in all material respects and does not contain any untrue statement of a material respect and does not contain any untrue statement of a material fact or omit to state a material fact required to make the statements made, in light of the circumstances under which they were made, not misleading.

                              ARTICLE III
           REPRESENTATIONS, COVENANTS, AND WARRANTIES OF FYI

As an inducement to, and to obtain the reliance of Timcke and KidsToysPlus.com, Inc., FYI represents, covenants and warrants as follows:

Section 3.01 Organization. FYI is a corporation validly existing and in good standing under the laws of the state of Utah and has the corporate power and is duly authorized, qualified, franchised, and licensed under all applicable laws, regulations, ordinances, and orders of public authorities to own all of its properties and assets and to carry on its business in all material respects as it is now being conducted and is contemplated under the provisions of this Agreement. There is no jurisdiction in which FYI is not so qualified in which the character and location of the assets owned by it, or the nature of the business transacted by it, requires qualification, except where failure to do so would not have a material adverse effect on the business or properties of FYI. The execution and delivery of this Agreement does not, and the consummation of the transactions contemplated by this Agreement in accordance with the terms hereof will not, violate any provision of FYI's articles of incorporation or bylaws.

Section 3.02 Approval of Agreement. The board of directors of FYI has authorized the execution and delivery of this Agreement by FYI and has approved the consummation of the transactions contemplated hereby. The execution, delivery, and performance of this Agreement by FYI and the consummation of the transactions contemplated hereby do not require any further authorization or consent of FYI. This Agreement is the legal, valid and binding agreement of FYI enforceable between the parties in accordance with its terms.

Section 3.03     Investment Representations.

           (a) FYI is an "accredited investor" as that term is defined under rule 501 of regulation D promulgated under the Securities Act.

           (b) FYI acknowledges that neither the SEC nor the securities commission of any state or other federal agency has made any determination as to the merits of purchasing the Stock. FYI understands that the offer of the Stock has not been registered with or passed on by any securities regulatory agency, that the representations and warranties set forth herein provides a necessary prerequisite for determining whether FYI is qualified to make an investment in such securities and is a basis for KidsToysPlus.com, Inc. and Timcke to rely on exemptions from registration provided in section 4(1) of the Securities Act and preemption from the registration or qualification requirements (other than notice filing and fee provisions) of applicable state laws under the National Securities Markets Improvement Act of 1996;

           (c) FYI acknowledges that an investment in KidsToysPlus.com, Inc. involves a high degree of risk. FYI acknowledges that, except as specifically set forth in this Agreement, no representations or warranties have been made to FYI, or to its advisors, by KidsToysPlus.com, Inc. or Timcke, or by any person acting on behalf of them, with respect to their business, or any other aspects or consequences of the purchase of the Stock and/or an investment in KidsToysPlus.com, Inc., and that FYI has not relied upon any information concerning the offering, written or oral, other than that contained in this Agreement.

           (d) FYI has been provided with all materials and information requested by FYI or its representatives, including any information requested to verify any information furnished, and FYI has been provided the opportunity for direct communication with KidsToysPlus.com, Inc. and its representatives regarding the purchase made hereby, including the opportunity to ask questions of and receive answers from executive officers and directors of KidsToysPlus.com, Inc.

           (e) All information which FYI has provided to KidsToysPlus.com, Inc. or its agents or representatives concerning FYI's suitability to invest in KidsToysPlus.com, Inc. is complete, accurate, and correct as of the date of the signature on the last page of this Agreement.

           (f) FYI was at no time solicited by any leaflet, public promotional meeting, circular, newspaper or magazine article, radio or television advertisement, or any other form of general advertising or solicitation in connection with the offer, sale, or purchase of the Stock through this Agreement.

           (g) FYI has adequate means of providing for its current needs and possible personal contingencies and has no need now, and anticipates no need in the foreseeable future, to sell any of the Stock. FYI is able to bear the economic risks of this investment, and, consequently, without limiting the generality of the foregoing, is able to hold the Stock for an indefinite period of time, and has a sufficient net worth to sustain a loss of the entire investment, in the event such a loss should occur.

           (h) FYI has no present intention of dividing any of the Stock or the rights under this Agreement with others or of reselling or otherwise disposing of all or any portion of such securities.

           (i) In connection with the acquisition by FYI of the Stock, FYI represents that such securities are being acquired without a view to, or for, resale in connection with any distribution of such securities or any interest therein without registration or other compliance under the Securities Act and that FYI has no direct or indirect participation in any such undertaking or in the underwriting of such an undertaking.

           (j) FYI understands that the Stock has not been registered, but is being acquired by reason of a specific exemption under the Securities Act as well as under certain state statutes for transactions by any person other than an issuer, underwriter or dealer and that any disposition of such securities may, under certain circumstances, be inconsistent with this exemption and may make FYI an "underwriter" within the meaning of the Securities Act.

           (k) FYI acknowledges that the Stock must be held and may not be sold, transferred, or otherwise disposed of for value unless subsequently registered under the Securities Act or in reliance on exemptions from registration under the Securities Act and applicable state securities laws. FYI understands that such an exemption may not be available and, in such case, FYI would not be able to resell such securities. KidsToysPlus.com, Inc. is under no obligation to register the Stock under the Securities Act or under section 12 of the Securities Exchange Act of 1934, as amended; if rule 144 is available, and no assurance is given that it will be, initially only routine sales of such securities in limited amounts can be made in reliance on rule 144 in accordance with the terms and conditions of that rule; in the event rule 144 is not available, compliance with regulation A or some other exemption may be required before FYI can sell, transfer, or otherwise dispose of such securities without registration under the Securities Act; and the certificates representing such securities will bear a legend so restricting the sale of such securities.

Section 3.05 Information. The information concerning FYI set forth in this Agreement and in the exhibits hereto is complete and accurate in all material respects and does not contain any untrue statement of a material fact or omit to state a material fact required to make the statements made, in light of the circumstances under which they were made, not misleading.

                               ARTICLE IV
                           SPECIAL COVENANTS

Section 4.01 Deliveries. Within five (5) days after the date of this Agreement, KidsToysPlus.com, Inc. shall deliver to FYI, at FYI's offices, originals or true and correct copies of: (a) all written contracts relating to stockholders, directors, officers, employees, and agents, and any attorneys, accounts, and other professional or agent engaged by KidsToysPlus.com, Inc.; (b) the current stockholder list, showing each stockholder's name, address, number of shares owned, and denomination and date of each certificate, all as of a date within five
(5) days of the date of this Agreement; (c) a transaction register from KidsToysPlus.com, Inc.'s Transfer Agent setting forth the details of all issuances of common stock certificates, indicating in the case of each certificate the date of issuance, certificate number, number of shares, registered owner, and whether such certificate constitutes an original issuance or the transfer of outstanding stock, indicating, in the case of transfers, the number of the certificate from which such stock was transferred; and (d) all filings, notices, or other communications with the SEC, the NASD, any state securities commission, state corporation commission, or similar agency, and any non-United States securities commission, non-United States corporations commission, Canadian province, or similar authority, together with copies of all communications received by KidsToysPlus.com, Inc.

Section 4.02     Access to Properties and Records.  Until the
Closing, KidsToysPlus.com, Inc. will afford to the officers and authorized representatives of FYI full access to its properties, books, and records in order that FYI may have full opportunity to make such reasonable investigation as it shall desire to make of the affairs of KidsToysPlus.com, Inc., and will furnish FYI with such additional financial and operating data and other information as to its business and properties as FYI shall from time to time reasonably request. Any such investigation by FYI shall be conducted in such a manner as not to interfere unreasonably with the operations of KidsToysPlus.com, Inc. and all information obtained in connection with such investigation shall be treated as confidential in accordance with section 7.01.

Section 4.03 Third-Party Consents. FYI, KidsToysPlus.com, Inc., and Timcke agree to cooperate with each other in order to obtain required third-party consents to this Agreement and the transactions herein contemplated.

Section 4.04 Action Prior to Closing. From and after the date of this Agreement until the Closing Date and except as set forth in the schedules or as permitted or contemplated by this Agreement, each party hereto, will:

           (a) Carry on its business in substantially the same manner as it has heretofore;

           (b) Maintain and keep its assets in as good repair and condition as at present, except for depreciation due to ordinary wear and tear and damage due to casualty;

           (c) Maintain in full force and effect insurance comparable in amount and in scope of coverage to that now maintained by it;

           (d) Perform in all material respects all of its obligations under material contracts, leases, and instruments relating to or affecting its assets, properties, and business;

           (e) Use its best efforts to maintain and preserve its business organization intact, to retain its key employees, and to maintain its relationship with its material suppliers and customers; and

           (f) Fully comply with and perform in all material respects all obligations and duties imposed upon it by all federal and state laws and all rules, regulations, and orders imposed by federal or state governmental authorities.

Section 4.05 Indemnification on Transfer of Stock. FYI agrees to indemnify and hold harmless Timcke and KidsToysPlus.com, Inc. from and against any and all loss, cost, liability, penalty, damages or other charges and any and all expenses incurred in connection with investigating or defending any claim, action or proceeding incident to any matter indemnified against hereunder (including, with out limitation, court costs and reasonable attorneys' fees) incurred by any such person in connection with or arising from the offer or sale by FYI or any affiliate thereof of the Stock acquired by FYI pursuant to this Agreement in violation of the Securities Act, the Securities Exchange Act, or any applicable state securities laws.

Section 4.06 Stockholder Meeting. Within ten (10) days after the mailing of the proxy statement pursuant to Section 4.07(a) hereof, KidsToysPlus.com, Inc. shall, at a meeting of its stockholders duly called by its board of directors to be held as soon as practicable, present for the authorization and approval of its stockholders, in accordance with its articles of incorporation and bylaws, the applicable provisions of the laws of the state of Nevada and all applicable federal and state securities laws, this Agreement, the transactions contemplated hereby, including the transfer of all or substantially all of the assets of KidsToysPlus.com, Inc. to Timcke pursuant to section 1.05, the amendment of the articles of incorporation of KidsToysPlus.com, Inc., the change of the name of KidsToysPlus.com, Inc. to such name as may be acceptable to FYI, and the election as directors of those persons nominated by FYI.

Section 4.07     Proxy Statement.

           (a) The parties shall prepare and file with the SEC a proxy statement for stockholders of KidsToysPlus.com, Inc. in connection with the transactions contemplated by this Agreement (the "Proxy Statement"). The parties shall use their best efforts to obtain the SEC's approval of the Proxy Statement, if reviewed by the SEC, as promptly as practicable. KidsToysPlus.com, Inc. and FYI shall furnish to the other all information concerning it and the holders of their stock as the other may reasonably request in connection with such actions. Within ten (10) days after the expiration of the waiting period set forth in Rule
           14a-6 or, if the preliminary proxy statement is reviewed by the SEC, the resolution of all comments of the SEC, whichever is later, KidsToysPlus.com, Inc. shall mail the Proxy Statement to its stockholders entitled to notice of and to vote at the stockholders meeting. The Proxy Statement shall include the recommendation of KidsToysPlus.com, Inc.'s board of directors in favor of the matters set forth herein, subject to the fiduciary obligations of KidsToysPlus.com, Inc.'s board of directors to its shareholders.

           (b) The information supplied by KidsToysPlus.com, Inc. for inclusion in the Proxy Statement shall not, at the time the Proxy Statement is mailed to the stockholders of KidsToysPlus.com, Inc., contain any untrue statement of material fact or omit to state any material fact required to be stated therein or necessary in order to make the statements therein not misleading. If at any time prior to the Closing, any event or circumstance relating to KidsToysPlus.com, Inc. or any of its affiliates, or its officers or directors, is discovered by KidsToysPlus.com, Inc. that should be set forth in a supplement to the Proxy Statement, KidsToysPlus.com, Inc. shall promptly inform
           FYI thereof in writing. All documents that KidsToysPlus.com, Inc. is responsible for filing with the SEC in connection with the transactions contemplated herein shall comply as to form in all material respects with the applicable requirements of the Securities Act and the rules and regulations thereunder and the Exchange Act and the rules and regulations thereunder.

           (c) The information supplied for inclusion in the Proxy Statement shall not, at the time the Proxy Statement is mailed to the stockholders of KidsToysPlus.com, Inc., contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary in order to make the statements therein not misleading. If at any time prior to the Closing, any event or circumstance relating to FYI or any of its affiliates, or to its officers or directors, is discovered by FYI that should be set forth in a supplement to the Proxy Statement, FYI shall promptly inform KidsToysPlus.com, Inc. thereof in writing.

                               ARTICLE V
           CONDITIONS PRECEDENT TO OBLIGATIONS OF THE PARTIES

Section 5.01     Conditions Precedent to the Obligations of the
Parties. The obligations of each party under the terms of this Agreement are subject to the satisfaction, at or before the Closing Date, of the following conditions:

           (a) All required third-party consents to this Agreement and the transactions contemplated hereby shall have been received, unless waived by the parties.

           (b) There shall not be any action or threatened action before any court or governmental body to restrain, prohibit, or invalidate the transactions contemplated by this Agreement or which in the judgment of the board of directors of any party, made in good faith and based on the advice of legal counsel, makes it inadvisable to proceed with the transactions contemplated by this Agreement.

Section 5.02     Conditions Precedent to the Obligations of FYI.
The obligations of FYI under the terms of this Agreement are subject to the satisfaction, at or before the Closing Date, of the following conditions:

           (a) The representations and warranties made by Timcke and KidsToysPlus.com, Inc. in this Agreement were true when made and shall be true at the Closing Date with the same force and effect as if such representations and warranties were made at and as of the Closing Date.

           (b) Timcke and KidsToysPlus.com, Inc. shall have performed or complied with all covenants and conditions required by this Agreement to be performed or complied with by such parties prior to or at the Closing.

           (c) No litigation, proceeding, investigation, or inquiry is pending or, to the best knowledge of Timcke or KidsToysPlus.com, Inc., threatened, which might result in an action to enjoin or prevent the consummation of the transactions contemplated by this Agreement or which might result in a material adverse change in the assets, properties, or business of Timcke or KidsToysPlus.com, Inc.

           (d) The closing of the transfer of all of the assets and the assumption of all of the liabilities of KidsToysPlus.com, Inc. by Timcke pursuant to section 1.05, above shall have been completed, subject to waiver or partial waiver by the parties.

           (e) Timcke and KidsToysPlus.com, Inc. shall have taken all corporate or other action necessary to approve the transactions contemplated by this Agreement. FYI shall have been furnished with certified copies of resolutions adopted by the board of directors of KidsToysPlus.com, Inc., and the stockholders of KidsToysPlus.com, Inc., in form and substance reasonably satisfactory to counsel for FYI, approving the transactions contemplated by this Agreement.

           (f) KidsToysPlus.com, Inc. shall have amended its articles of incorporation to change its name to a name designated by FYI prior to Closing.

           (g) There shall be no existing agreements between KidsToysPlus.com, Inc. and any stockholder, any relative of any director, officer, broker, underwriter, employee, agent or any stockholder, or any affiliates of the stockholder for any wages, fees, advances, expense reimbursement, options, warrants, or other rights to acquire securities from KidsToysPlus.com, Inc.

           (h) There shall not be any action taken, or any statute, rule, regulation or order enacted, entered, enforced or deemed applicable to the transactions contemplated hereby by any governmental entity in connection with the grant of any regulatory approval necessary, in the reasonable business judgment of KidsToysPlus.com, Inc., to the continuing operation of the current or future business of KidsToysPlus.com, Inc., which imposes any condition or restriction upon KidsToysPlus.com, Inc. or its proposed future business or operations which, in the reasonable business judgment of FYI, would be materially burdensome in the context of the transactions contemplated by this Agreement.

           (i) KidsToysPlus.com, Inc. shall not have received notice of or otherwise have knowledge of any pending inquiry, matter under investigation, formal order of investigation, or other possible enforcement action from the SEC or any provincial or state securities or other regulatory authority involving or possibly involving, whether or not actually threatened, any violation of any law administered by such agency or authority by either KidsToysPlus.com, Inc. or any of its present or former affiliates or in concert with any of them.

Section 5.03 Conditions Precedent to the Obligations of Timcke and KidsToysPlus.com, Inc. The obligations of Timcke and KidsToysPlus.com, Inc. under this Agreement are subject to the satisfaction, at or before the Closing Date, of the following conditions:

           (a) The representations and warranties made by FYI in this Agreement were true when made and shall be true as of the Closing Date except for changes permitted by this Agreement or made in the ordinary course of business.

           (b) FYI shall have performed and complied with all covenants and conditions required by this Agreement to be performed or complied with by FYI prior to or at the Closing.

           (c) No litigation, proceeding, investigation, or inquiry is pending or, to the best knowledge of FYI, threatened, which might result in an action to enjoin or prevent the consummation of the transactions contemplated by this Agreement or which might result in any adverse material change in the assets, properties, or business operations of FYI.

Section 5.04 Other Items. The parties hereto shall have received such further documents, certificates, or instruments relating to the transactions contemplated hereby as they may reasonably request.

                               ARTICLE VI
                              TERMINATION

Section 6.01 Termination. Anything contained in this Agreement to the contrary notwithstanding, this Agreement may be terminated at any time prior to the Closing Date:

           (a) by the mutual consent of Timcke and the boards of directors of FYI and KidsToysPlus.com, Inc.

           (b) by any party, if the Closing shall not have occurred on or before April 30, 2001 (or such later date as may be mutually agreed to by the parties);

           (c) by FYI in the event of any material breach by Timcke or KidsToysPlus.com, Inc., of any of the agreements, representations, or warranties of such parties contained herein and the failure of such parties to cure such breach within seven days after receipt of notice from FYI requesting such breach to be cured: or

           (d) by Timcke or KidsToysPlus.com, Inc., in the event of any material breach by FYI of any of the agreements, representations, or warranties of FYI contained herein and the failure of FYI to cure such breach within seven days after receipt of notice from Timcke or KidsToysPlus.com, Inc., requesting such breach to be cured.

Section 6.02 Notice of Termination. Any party desiring to terminate this Agreement pursuant to section 6.01 shall give notice of such termination to the other parties to this Agreement.

Section 6.03 Effect of Termination. In the event that this Agreement shall be terminated pursuant to this Article VI, all further obligations of the parties under this Agreement (other than sections 7.01 and 7.02 shall be terminated without further liability of any party to the other; provided that, nothing herein shall relieve any party from liability for its willful breach of this Agreement.

                              ARTICLE VII
                             MISCELLANEOUS

Section 7.01 Confidential Nature of Information. Each party agrees that it will treat in confidence the content of all discussions, negotiations, documents, materials and other information, including but not limited to operational, economic, or financial information or data of any nature whatsoever relating to the future, present or past business operations, plans or assets, which either party shall have obtained regarding the other parties during the course of the discussions and negotiations leading to the consummation of the transactions contemplated hereby (whether obtained before or after the date of this Agreement), the investigation provided for herein pursuant to section 4.01 and the preparation of this Agreement and other related documents, and, in the event the transactions contemplated hereby shall not be consummated, each party will return to the other party all copies of non-public documents and materials which have been furnished in connection therewith. Such documents, materials and information shall not be communicated to any third person (other than to their respective counsel, accountants, financial advisors or lenders) and shall not be used for any purpose to the detriment of the other party. No other party shall use any confidential information in any manner whatsoever except solely for the purpose of evaluating the proposed purchase and sale of the assets hereunder; provided, however, that the obligation of each party to treat such documents, materials and other information in confidence shall not apply to any information which (i) is or becomes available to such party from a source other than the other party, except from insiders and affiliates of such other party, (ii) is or becomes available to the public other than as a result of disclosure by such party or its agents,
(iii) is required to be disclosed under applicable law or judicial process, but only to the extent it must be disclosed, or (iv) such party reasonably deems necessary to disclose to obtain any of the consents or approvals contemplated hereby.

Section 7.02 Expenses. FYI will pay all costs and expenses incident to its negotiation and preparation of this Agreement and to its performance and compliance with all agreements and conditions contained herein on its part to be performed or complied with, including the fees, expenses and disbursements of its counsel and accountants. Timcke will pay all costs and expenses incident to his and KidsToysPlus.com, Inc.'s negotiation and preparation of this Agreement and to their performance and compliance with all agreements and conditions contained herein on their part to be performed or complied with, including the fees, expenses and disbursements of their counsel and accountants.

Section 7.03 No Brokers. Each party hereto agrees that no third person has in any way brought the parties together or been instrumental in the negotiation, execution, or consummation of this Agreement other than as disclosed to or known by the parties. Each party agrees to indemnify the others against any claim by any third person for any commission, brokerage, finder's fee, or other payment with respect to this Agreement or the transactions contemplated hereby based upon any alleged agreement or understanding between such party and such third person, whether expressed or implied, arising from the actions of such party. The covenants set forth in this section 7.03 shall survive the Closing Date and the consummation of the transactions herein contemplated.

Section 7.04 Governing Law. This Agreement shall be governed by, enforced and construed under and in accordance with, the laws of the United States of America, and, with respect to other matters of state law, the laws of the state of Nevada shall apply.

Section 7.05 Notices. All notices, demands, requests, or other communications required or authorized hereunder shall be deemed given sufficiently if in writing and if personally delivered; if sent by facsimile transmission, confirmed with a written copy thereof sent by overnight express delivery; if sent by registered mail or certified mail, return receipt requested and postage prepaid; or if sent by overnight delivery:

If to FYI, to: FYI Corporation
c/o Michael L. Labertew, Attorney at Law
4685 South Highland Drive #202A
Salt Lake City, Utah 84117
Fax: (801) 274-1099

If to Timcke or
KidsToysPlus.com, Inc.   2924 Cliffe Avenue
Courtenay, British Columbia, Canada
V9N 2L7
Fax: (877) 897-0403

or such other addresses and facsimile numbers as shall be furnished in writing by any party in the manner for giving notices hereunder, and any such notice, demand, request, or other communication shall be deemed to have been given as of the date so delivered or sent by facsimile transmission, three days after the date so mailed, or one day after the date so sent by overnight delivery.

Section 7.06 Attorney's Fees. In the event that any party institutes any action or suit to enforce this Agreement or to secure relief from any default hereunder or breach hereof, the breaching party or parties shall reimburse the nonbreaching party or parties for all costs, including reasonable attorney's fees, incurred in connection therewith and in enforcing or collecting any judgment rendered therein.

Section 7.07 Schedules; Knowledge. Whenever in any section of this Agreement reference is made to information set forth in the schedules, such reference is to information specifically set forth in such schedules and clearly marked to identify the section of this Agreement to which the information relates. Whenever any representation is made to the "knowledge" of any party, it shall be deemed to be a representation that no officer or director of such party, after reasonable investigation, has any knowledge of such matters.

Section 7.08 Entire Agreement. This Agreement and the Environmental Indemnity Agreement, together with the documents to be delivered pursuant hereto, represent the entire agreement between the parties relating to the subject matter hereof. There are no other courses of dealing, understanding, agreements, representations, or warranties, written or oral, except as set forth herein.

Section 7.09 Survival; Termination. The representations, warranties, and covenants of the respective parties shall survive the Closing.

Section 7.10 Counterparts. This Agreement may be executed in multiple counterparts, each of which shall be deemed an original and all of which taken together shall be but a single instrument.

Section 7.11 Amendment or Waiver. Every right and remedy provided herein shall be cumulative with every other right and remedy, whether conferred herein, at law, or in equity, and may be enforced concurrently herewith, and no waiver by any party of the performance of any obligation by the other shall be construed as a waiver of the same or any other default then, theretofore, or thereafter occurring or existing. At any time prior to the Closing Date, this Agreement may be amended by a writing signed by all parties hereto, with respect to any of the terms contained herein, and any term or condition of this Agreement may be waived or the time for performance thereof may be extended by a writing signed by the party or parties for whose benefit the provision is intended.

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed as of the date first above written.

                                   FYI CORPORATION

                                   By__________________________________
                                     Pete Falvo, President

                                   KidsToysPlus.com, Inc.

                                   By____________________________________
                                     Albert R. Timcke

                                     ____________________________________
                                     Albert R. Timcke


Appendix B.1



                         KIDSTOYSPLUS.COM, INC.

                     (A Development Stage Company)

                          FINANCIAL STATEMENTS

                  (Expressed in United States Dollars)

                            JANUARY 31, 2000

A
Partnership of
Incorporated
Professionals
DAVIDSON & COMPANY=========Chartered
                           Accountants================================



INDEPENDENT AUDITORS' REPORT


To the Stockholders and Directors of
Kidstoysplus.com, Inc.
(A Development Stage Company)

We have audited the accompanying balance sheet of  Kidstoysplus.com,
Inc. as at January  31,  2000  and  the  related  statements  of
operations,   changes  in stockholders'  equity  and cash  flows  for the period from incorporation on February 4, 1999 to January 31, 2000. These financial statements, expressed in United States dollars, are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audit.

We conducted our audit in accordance with generally accepted auditing standards in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the
overall financial  statement  presentation.   We  believe  that  our
audit  provides  a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Kidstoysplus.com, Inc. as at January 31, 2000 and the results of its operations, changes in stockholders' equity and its cash flows for the period from incorporation on February 4, 1999 to January 31, 2000 in conformity with generally accepted accounting principles in the United States of America.

The  accompanying   financial   statements  have  been  prepared
assuming that Kidstoysplus.com, Inc. will continue as a going concern. As discussed in Note 2 to the financial statements, unless the Company attains future profitable operations and/or obtains additional financing, there is substantial doubt about the Company's ability to continue as a going concern. Management's plans in regards to these matters are discussed in Note 2. The financial statements do not include any adjustments that might result from the outcome of this uncertainty.


                   /s/ Davidson & Company
Vancouver, Canada
Chartered Accountants
April 18, 2000

                           A Member of
                  Accounting Group International
               ======================================
               Suite 1270, Stock Exchange Tower, 609
                 Granville Street, P.O. Box 10372,
                   Pacific Centre, Vancouver,
                     B.C., Canada V7Y 1G6
                     Telephone (604) 687-0947
                       Fax (604) 687-6172



                         KIDSTOYSPLUS.COM, INC.
                     (A Development Stage Company)
                             BALANCE SHEET
                  (Expressed in United States Dollars)
                         AS AT JANUARY 31, 2000
=========================================================================

ASSETS

Current
    Cash and equivalents                        $    11,372
    Prepaid expenses and deposits                     8,017
                                                     ------
    Total current assets                             19,389

Capital assets (Note 5)                              10,323
                                                     ------
Total assets                                    $    29,712
=========================================================================

LIABILITIES AND STOCKHOLDERS' EQUITY

Current
    Accounts payable and accrued liabilities    $    56,419
                                                     ------
    Total current liabilities                        56,419
                                                     ------
Stockholders' equity
    Capital stock (Note 6)
       Authorized
         25,000,000  common shares with a
         par value of $0.001
       Issued and outstanding
         9,968,084  common shares                    9,968
    Additional paid-in capital                     239,274
    Stock subscriptions receivable (Note 8)         (5,500)
    Deficit, accumulated during the
      development stage                           (270,449)
                                                   -------
    Total stockholders' equity                     (26,707)
                                                   -------
Total liabilities and stockholders' equity      $   29,712
=========================================================================

The accompanying notes are an integral part of these financial statements.


                          KIDSTOYSPLUS.COM, INC.
                     (A Development Stage Company)
                        STATEMENT OF OPERATIONS
                  (Expressed in United States Dollars)
   PERIOD FROM INCORPORATION ON FEBRUARY 4, 1999 TO JANUARY 31, 2000
=========================================================================

INTEREST INCOME                                   $    4,389
                                                      ------
EXPENSES
    Amortization                                         828
    Consulting fees                                  116,853
    Entertainment and promotion                        6,234
    Equipment rental                                   3,013
    Investor relations                                 2,680
    Legal and accounting                              44,656
    Management fees                                    2,800
    Office and miscellaneous                          28,638
    Rent                                               9,258
    Telephone and utilities                            9,301
    Transfer agent and filing fees                     5,708
    Travel and automobile                             14,842
    Website design and maintenance                    30,027
                                                     -------
                                                     274,838
                                                     -------
Loss for the period                               $ (270,449)
=========================================================================
Basic and diluted loss per share                  $    (0.03)
=========================================================================
Weighted average number of shares
      of common stock outstanding                  8,259,140
=========================================================================

The accompanying notes are an integral part of these financial statements.


                         KIDSTOYSPLUS.COM, INC.
                     (A Development Stage Company)
              STATEMENT OF CHANGES IN STOCKHOLDERS' EQUITY
                  (Expressed in United States Dollars)
=========================================================================

                                                           Deficit,
                                                          Accumulated
            Common Shares Issued  Additional   Stock      During the
           ---------------------  Paid-in   Subscriptions Development
          Number       Amount     Capital     Receivable    Stage      Total
----------------------------------------------------------------------------
Balance,
February 4,
1999            -     $     -     $     -     $       -   $      -   $     -

Shares
issued for
cash
at $0.001
per share
          100,000         100          -              -          -       100

Shares
subscribed
for cash
at $0.001
per share
        5,500,000         500          -         (5,500)         -         -

Shares
issued
for cash
at $0.01
per share
         3,960,000      3,960     35,640              -          -    39,600

at $0.50
per share
           408,084        408    203,634              -          -   204,042

Loss for
the period       -          -          -              -   (270,449) (270,449)
        __________      _____    _______        _______    _______   _______
Balance,
January 31,
2000     9,968,084    $ 9,968  $ 239,274       $ (5,500) $(270,449) $(26,707)
============================================================================

The accompanying notes are an integral part of these financial statements.


                         KIDSTOYSPLUS.COM, INC.
                     (A Development Stage Company)
                        STATEMENT OF CASH FLOWS
                  (Expressed in United States Dollars)
   PERIOD FROM INCORPORATION ON FEBRUARY 4, 1999 TO JANUARY 31, 2000
=========================================================================

CASH FLOWS FROM OPERATING ACTIVITIES
    Loss for the period                                         $  (270,449)
    Item not affecting cash:
       Amortization                                                     828

    Changes in other operating assets and liabilities:
       Increase in prepaid expenses and deposits                     (8,017)
       Increase in accounts payable and accrued liabilities          56,419
                                                                   --------
    Net cash used in operating activities                          (221,219)
                                                                   --------
CASH FLOWS FROM INVESTING ACTIVITY
    Capital assets acquired                                         (11,151)
                                                                   --------
CASH FLOWS FROM FINANCING ACTIVITY
    Capital stock issued for cash                                   243,742
                                                                   --------
Cash and equivalents, end of period                               $  11,372
===========================================================================
Cash paid during the period for interest                          $       -
===========================================================================
Cash paid during the period for income taxes                      $       -
===========================================================================

Supplemental disclosure with respect to cash flows (Note 10)

The accompanying notes are an integral part of these financial statements.


                         KIDSTOYSPLUS.COM, INC.
                    (A Development  Stage Company)
                   NOTES TO THE FINANCIAL  STATEMENTS
                  (Expressed in United States Dollars)
                            JANUARY 31, 2000
=========================================================================
1.   HISTORY AND ORGANIZATION OF THE COMPANY

     The Company was incorporated on February 4, 1999 under the laws of the state of Nevada. The Company is considered a development stage company, in accordance with SFAS #7.

     The Company is currently developing a retail web site specializing in children's toys and collectible products.

2.   GOING CONCERN

     The Company's financial statements are prepared using the generally accepted accounting principles applicable to a going concern, which contemplates the realization of assets and liquidation of liabilities in the normal course of business. However, the company has no current source of revenue. Without realization of additional capital, it would be unlikely for the Company to continue as a going concern. It is management's plan to seek additional capital through a private placement.

========================================================================
                                                                2000
________________________________________________________________________
     Deficit accumulated during the development stage       $  (270,449)
     Working capital deficiency                                 (37,030)
=========================================================================

3.   SIGNIFICANT ACCOUNTING POLICIES

     Cash and equivalents

     Cash and equivalents include highly liquid investments with original maturities of three months or less.

     Revenue recognition

     Revenues from products and services are recognized at the time the goods are shipped or services provided to the customer, with an appropriate provision for returns and allowances.

     Stock-based compensation

     Statement of Financial Accounting Standards No. 123, "Accounting for Stock-Based Compensation", encourages, but does not require, companies to record compensation cost for stock-based employee compensation plans at fair value. The Company has chosen to account for stock-based compensation using Accounting Principles Board Opinion No. 25, "Accounting for Stock Issued to Employees". Accordingly, compensation cost for stock options is measured as the excess, if any, of the quoted market price of the Company's stock at the date of the grant over the amount an employee is required to pay for the stock.

     Capital assets

     Capital assets are recorded at cost. Amortization is provided over the estimated useful life using the following methods:

        Computer equipment                  3 years straight-line
        Furniture and fixtures              5 years straight-line


                         KIDSTOYSPLUS.COM, INC.
                     (A Development Stage Company)
                   NOTES TO THE FINANCIAL STATEMENTS
                  (Expressed in United States Dollars)
                            JANUARY 31, 2000
=========================================================================
3.   SIGNIFICANT ACCOUNTING POLICIES (cont'd.....)

     Income taxes

     Income taxes are provided in accordance with Statement of Financial Accounting Standards No. 109, "Accounting for Income Taxes". A deferred tax asset or liability is recorded for all temporary differences between financial and tax reporting and net operating loss carryforwards. Deferred tax expenses (benefit) results from the net
change  during the year of      deferred tax assets and liabilities.

     Deferred tax assets are reduced by a valuation allowance when, in the opinion of management, it is more likely than not that some portion or all of the deferred tax assets will not be realized.
Deferred tax assets and liabilities are adjusted for the effects of changes in tax laws and rates on the date of enactment.

     Use of estimates

     The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

     Reporting comprehensive income

     The Company adopted Statement of Financial Accounting Standards No. 130 ("SFAS 130"), "Reporting Comprehensive Income". This statement establishes rules for the reporting of comprehensive income and its components. The adoption of SFAS 130 had no impact on total stockholders' equity as at January 31, 2000.

     Disclosure about segments of an enterprise and related information

     Statement  of  Financial   Accounting   Standards  No.  131  ("SFAS
131"), "Disclosure About Segments of an Enterprise and Related Information" requires use of the "management approach" model for segment reporting. The management approach model is based on the way a company's management organizes segments within the company for making operating decisions and assessing performance. Reportable segments are based on products and services, geography, legal structure, management structure, or any other manner in which management disaggregates a company. Currently, SFAS 131 has no effect on the Company's financial statements as substantially all of the Company's operations are conducted in one industry segment in Canada.

     Accounting for derivative instruments and hedging activities

     In June 1998, the Financial Accounting Standards Board issued Statement of Financial Accounting Standards No. 133 ("SFAS 133"),"Accounting for Derivative Instruments and Hedging Activities" which establishes accounting and reporting standards for derivative instruments and for hedging activities. SFAS 133 is effective for all
fiscal  quarters of fiscal years      beginning  after June 15, 1999. In
June 1999, FASB issued SFAS 137 to defer the effective date of SFAS No. 133 to fiscal quarters of fiscal years beginning after June 15, 2000. The Company does not anticipate that the adoption of the statement will have a significant impact on its financial statements.


                         KIDSTOYSPLUS.COM, INC.
                     (A Development Stage Company)
                   NOTES TO THE FINANCIAL STATEMENTS
                  (Expressed in United States Dollars)
                            JANUARY 31, 2000
=========================================================================
3.   SIGNIFICANT ACCOUNTING POLICIES (cont'd.....)

     Reporting on costs of start-up activities

     The American Institute of Certified Public Accountant's issued Statement of Position 98-5 "Reporting on the Costs of Start-Up Activities" ("SOP 98-5") which provides guidance on the financial
reporting of start-up costs and organization   costs.   It  requires
costs  of  start-up   activities  and organization costs to be expensed
as incurred. The Company adopted SOP 98-5      during the current period.

     Foreign currency translation

     The Company accounts for foreign currency transactions under Statement of Financial Accounting Standards No. 52, "Foreign Currency Translation". Transaction amounts denominated in foreign currencies are translated at exchange rates prevailing at transaction dates.
Carrying values of monetary assets and liabilities are adjusted at each balance sheet date to reflect the exchange rate at that date. Non monetary assets and liabilities are translated at the exchange rate on the original transaction date. Gains and losses from restatement of foreign currency monetary and non-monetary assets and liabilities are included in income. Revenues and expenses are translated at the rates of exchange prevailing on the dates such items are recognized in earnings.

     Loss per share

     Statement of Financial Accounting Standards No. 128 ("SFAS 128"), "Earnings Per Share" requires basic and diluted earnings per share to be presented. Basic earnings per share is computed by dividing income available to common shareholders by the weighted average number of shares of common stock outstanding during the period. Diluted
earnings  per share  takes into      consideration  shares of common
stock outstanding (computed under basic earnings per share) and potentially dilutive shares of common stock.

4.   FINANCIAL INSTRUMENTS

     The Company's financial instruments consist of cash and equivalents and accounts payable. Unless otherwise noted, it is management's opinion that the Company is not exposed to significant interest, currency or credit risks arising from these financial instruments. The fair value of these financial instruments approximate their carrying values, unless otherwise noted.

5.   CAPITAL ASSETS

======================================================================
                                          Accumulated       Net
                                  Cost    Amortization   Book Value

____________________________________________________________________
    Computer equipment        $  4,438     $  380       $  4,058
    Furniture and fixtures       6,713        448          6,265
                               _______    _______        _______
                              $ 11,151    $   828       $ 10,323
=========================================================================


                         KIDSTOYSPLUS.COM, INC.
                     (A Development Stage Company)
                   NOTES TO THE FINANCIAL STATEMENTS
                  (Expressed in United States Dollars)
                            JANUARY 31, 2000
=========================================================================
6.   CAPITAL STOCK

     On April 6, 1999, the Company issued 5,600,000 and 3,960,000 shares of common stock under Rule 504 of Regulation D of the Securities Act of 1933 for total proceeds of $5,600 and $39,600, respectively.

     On April 7, 1999, the Company issued 408,084 shares of common stock under Rule 504 of Regulation D of the Securities Act of 1933 for total proceeds of $204,042.

     Common shares

     The common shares of the Company are of the same class, voting and entitle shareholders to dividends. Upon liquidation, dissolution or wind-up, shareholders are entitled to the residual business proceeds of the Company after all of its debts, obligations and liabilities are settled.

     Additional paid-in capital

     The excess of proceeds received for common shares over their par value of $0.001, less share issue costs, is credited to additional paid in capital.

     Escrow shares

     Included in issued capital stock as at January 31, 2000, are 1,980,000 common shares held in escrow pursuant to a pooling agreement dated April 6, 1999. Under the terms of the agreement, 330,000 shares of common stock are being released from escrow monthly.

7.   STOCK-BASED COMPENSATION

     On May 1, 1999, pursuant to Consulting Agreements, the Company granted options to directors and employees to acquire up to 1,000,000 shares of common stock of the Company at an exercise price of $0.10 per share and up to 1,000,000 shares of common stock of the Company at an exercise price of $0.25 per share.

     Following is a summary of the status of the plan during the period:

=========================================================================
                                                   Weighted
                                                   Average
                                     Number        Exercise
                                    of Shares        Price
_________________________________________________________________________
  Outstanding, February 4, 1999             -      $     -
  Granted                           2,000,000         0.17
                                    _________       ______
  Outstanding, January 31, 2000     2,000,000      $  0.17
                                    =========       ======
  Weighted average fair value of
  options granted during the period                $   Nil
=========================================================================

                         KIDSTOYSPLUS.COM, INC.
                     (A Development Stage Company)
                   NOTES TO THE FINANCIAL STATEMENTS
                  (Expressed in United States Dollars)
                            JANUARY 31, 2000
=========================================================================
7.   STOCK-BASED COMPENSATION (cont'd.....)

     Following is a summary of the status of options outstanding at January 31, 2000:

=========================================================================
        Outstanding Options                      Exercisable Options
              Weighed Average
                Remaining        Exercise                       Exercise
   Number     Contractual Life    Price         Number           Price
_________________________________________________________________________
 2,000,000      5.26 years        $ 0.17      2,000,000         $  0.17
=========================================================================

     The  Company  applies  Accounting   Principles  Board  Opinion  No.
25 in accounting for its stock option plan which follows the intrinsic value based method for accounting for compensation resulting from the granting of options. There was no compensation expense incurred based on options granted. Since the fair value of these
options was $Nil upon granting, net      loss and loss per share would
not have been adjusted had compensation cost been recognized on the basis of fair value pursuant to Statement of Financial Accounting Standards No. 123. The fair value of each option granted is estimated on the grant date using the Black Scholes Model.

     The assumptions used in calculating fair value are as follows:

     ==================================================================
                                                                 1999
     Risk-free interest rate                                     7.0%
     Expected life of options                                   6 years
     Expected volatility                                       0.001%
     Expected dividend yield                                     0.0%
     ==================================================================

     The Company has also approved a Stock Option Plan for officers, employees and consultants of the Company. The Company has reserved 1,500,000 common shares of its unissued share capital for this plan. No options have been granted under the plan. The plan provides for vesting of options granted pro-rata over four years from the date of grant.

     The exercise price of options granted under the plan will be as follows:

          i) not less than the fair market value per common share at the date of grant.
          ii) not less than 110% of the fair market value per common share at the date of grant for options granted to shareholders owning greater than 10% of the Company.

     Options granted under the plan will expire the earlier of:

          i)   ten years from the date of grant.
          ii) five years from the date of grant for options granted to shareholders owning greater than 10% of the Company.
          iii) the termination of the officer, employee or consultants upon cause.
          iv) three months after the termination of the officer, employee or consultant other than by cause, death or disability. v) one year after the date of termination of the officer, employee or consultant due to death or disability.


                        KIDSTOYSPLUS.COM, INC.
                     (A Development Stage Company)
                   NOTES TO THE FINANCIAL STATEMENTS
                  (Expressed in United States Dollars)
                            JANUARY 31, 2000
=========================================================================
8.   STOCK SUBSCRIPTIONS RECEIVABLE

     Pursuant to Stock Subscription Agreements dated March 9, 1999, the Company issued 5,600,000 shares of common stock for proceeds of $5,600. As at January 31, 2000, $100 of the proceeds have been received. The remaining $5,500 is due from the president of the Company. The $5,500 was paid to the Company by the president subsequent to January 31, 2000.

9.   RELATED PARTY TRANSACTIONS

     During the period ended January 31, 2000, the Company entered into the following transactions with related parties:

     a)   Paid $2,800 in management fees to the president of the Company.

     b) Paid consulting fees of $51,600 to the president and $18,000 to a director of the Company.

     Included in accounts payable as at January 31, 2000 is $18,000 due to a director of the Company.

10.  SUPPLEMENTAL DISCLOSURE WITH RESPECT TO CASH FLOWS

     The significant non-cash transaction for the period ended January 31, 2000 consisted of the Company issuing 5,500,000 shares of common stock in the amount of $5,500 in exchange for a stock subscription receivable.

11.  COMMITMENTS

     a) The Company entered into Consulting Agreements with directors and employees of the Company, effective May 1, 1999, for terms of five years. The agreements call for consulting fees totaling $9,000 per month to be paid. Monthly hours worked by the directors or employees in excess of the base hourly commitments in the agreements will be paid at a rate of $100 per hour.

          Subsequent to January 31, 2000, the Company terminated one of the Consulting Agreements described above, with a director of the Company. The agreement called for consulting fees totaling $2,000 per month to be paid.

     b)   The Company has stock option plans as disclosed in Note 7.

     c)   The  Company  is  committed  to  future  minimum  lease
payments  for operating leases for premises and office equipment of:
           Year ended January 31, 2001         $  20,365
           Year ended January 31, 2002             1,485
                                                ________
                                               $  21,850


                         KIDSTOYSPLUS.COM, INC.
                     (A Development Stage Company)
                   NOTES TO THE FINANCIAL STATEMENTS
                  (Expressed in United States Dollars)
                            JANUARY 31, 2000
=========================================================================
12.  INCOME TAXES

     The Company's total deferred tax asset is as follows:

       Tax benefits of net operating loss carryforward         $ 101,586
        Valuation allowance                                     (101,586)
                                                                ________
                                                               $       -
                                                                ========

     The Company has a net operating loss carryforward of approximately $267,332. The valuation allowance increased to $101,586 for the period ended January 31, 2000 since the realization of the operating loss carryforwards are doubtful. It is reasonably possible that the Company's estimate of the valuation allowance will change. The operating loss carryforwards will expire in the 2007 fiscal year.

13.  SUBSEQUENT EVENTS

     The following transactions occurred subsequent to January 31, 2000:

     a) The Company completed a private placement financing of 590,400 units at $1.25 per unit for total proceeds of $738,000. Each unit consists of one share of common stock and one non-transferable share purchase warrant. Each warrant entitles the holder to purchase one share of common stock of the Company at $1.625 per common share for one year from the date of issuance.

     b) Options to purchase 400,000 shares of common stock at $0.10 per share and 400,000 shares of common stock at $0.25 per share were exercised.

     c) Pursuant to its Stock Option Plan, the Company granted options to a director and employee of the Company to acquire 350,000 shares of common stock at a price of $1.00 per share, exercisable to April 5, 2010.

14.  UNCERTAINTY DUE TO THE YEAR 2000 ISSUE

     The Year 2000 Issue arises because many computerized systems use two digits rather than four to identify a year. Date-sensitive systems may recognize the year 2000 as 1900 or some other date, resulting in errors when information using year 2000 dates is processed. In addition, similar problems may arise in some systems which use
certain  dates in 1999 to      represent  something  other  than a date.
Although the change in date has occurred, it is not possible to conclude that all aspects of the Year 2000 Issue that may affect the entity, including those related to customers, suppliers, or other third parties, have been fully resolved.


 Appendix B.2




                         KIDSTOYSPLUS.COM, INC.
                     (A Development Stage Company)


                     UNAUDITED FINANCIAL STATEMENTS
                  (Expressed in United States Dollars)


                            OCTOBER 31, 2001



                         KIDSTOYSPLUS.COM, INC.
                     (A Development Stage Company)
                             BALANCE SHEETS
                  (Expressed in United States Dollars)
                              (Unaudited)
=========================================================================

                                             October 31,         January 31,
                                                2000                2000
                                             -----------         -----------

ASSETS

Current
    Cash and cash equivalents               $   119,647          $    11,372
    Accounts receivable                          14,616                    -
    Inventory                                    72,855                    -
    Prepaid expenses and deposits                16,709                8,017
    Due from related parties (Note 4)            47,634                    -
                                               --------             --------
    Total current assets                        271,461               19,389

Capital assets                                   25,290               10,323
                                               --------             --------
Total assets                                 $  296,751          $    29,712
============================================================================

LIABILITIES AND STOCKHOLDERS' EQUITY

Current
    Accounts payable and accrued liabilities $   34,747          $    56,419
                                               --------            ---------
    Total current liabilities                    34,747               56,419

Stockholders' equity
    Common stock (Note 5)
       Authorized
        25,000,000  shares with a
         par value of $0.001
       Issued and outstanding
        10,980,884  shares
        (January 31, 2000 - 9,968,084)           10,980               9,968
    Additional paid-in capital                  948,062             239,274
    Stock subscriptions receivable                    -              (5,500)
    Deficit, accumulated during the
     development stage                         (697,038)           (270,449)
                                                -------             -------
    Total stockholders' equity                  262,004             (26,707)
                                                -------             -------
Total liabilities and stockholders' equity    $ 296,751           $  29,712
=========================================================================

The accompanying notes are an integral part of these financial statements.


                         KIDSTOYSPLUS.COM, INC.
                     (A Development Stage Company)
                        STATEMENTS OF OPERATIONS
                  (Expressed in United States Dollars)
                              (Unaudited)
=========================================================================
               Cumulative
                Amounts
                 From                                              Period From
               February 4,  Three Month  Three Month  Nine Month   February 4,
                1999 to     Period Ended Period Ended Period Ended   1999 to
               October 31,  October 31,  October 31,  October 31,  October 31,
                 2000          2000         1999        2000          1999
-----------------------------------------------------------------------------

REVENUE
    Sales      $   4,333    $   2,624    $        -   $    4,333   $       -

COST OF SALES      3,595        3,595             -        3,595           -
                 -------      -------      --------     --------     -------
                     738         (971)            -          738           -

EXPENSES
 Consulting fees 290,780       46,584        48,390      173,927      85,167
 Depreciation      6,507        2,246            86        5,679          86
 Entertainment
  and promotion   13,126          752         1,114        6,892       1,828
 Equipment rental  5,128        1,088             -        2,115           -
 Investor
  relations       63,332       35,665             -       60,652           -
 Legal and
  accounting      84,233       15,486         7,923       39,577      26,983
 Management fees   2,800            -             -            -       2,800
 Marketing and
  advertising     13,883        9,247             -       13,883           -
 Office and
  miscellaneous   97,226       20,147        16,265       68,588      24,024
 Rent and
  security        25,930        5,029         3,683       16,672       3,683
 Telephone and
  utilities       23,668        3,753         4,213       14,367       5,524
 Transfer agent
  and filing fees 10,881        3,801         5,338        5,173       5,338
 Travel and
  automobile      35,565        8,805         6,806       20,723       9,205
 Web-site design
  and maintenance 39,304        7,370         7,094        9,277       7,094
                 -------       ------        ------       ------      ------
                 712,363      159,973       100,912      437,525     171,732
                 -------      -------       -------      -------     -------
Loss before
  other item    (711,625)    (160,944)     (100,912)    (436,787)   (171,732)

OTHER ITEM
 Interest         14,587        3,014         1,458       10,198       3,964
                 -------      -------       -------      -------     -------
Loss for
  the period  $ (697,038)  $ (157,930)    $ (99,454)  $ (426,589)  $(167,768)
============================================================================
Basic and diluted
  loss per share           $    (0.01)    $   (0.01)  $    (0.04)  $   (0.02)
============================================================================
Weighted average number
  of shares of common
  stock outstanding         10,955,179     9,968,084   10,587,434   8,311,443
=============================================================================

The accompanying notes are an integral part of these financial statements.


                         KIDSTOYSPLUS.COM, INC.
                     (A Development Stage Company)
              STATEMENT OF CHANGES IN STOCKHOLDERS' EQUITY
                  (Expressed in United States Dollars)
                              (Unaudited)
=========================================================================
                                                       Deficit,
                                                     Accumulated
           Common Shares    Additional    Stock       During the    Total
        __________________   Paid-in   Subscriptions  Development Stockholders'
          Shares    Amount   Capital    Receivable      Stage       Equity
-----------------------------------------------------------------------------
Balance,
February 4,
1999           -   $     -   $      -   $       -      $      -    $      -

Shares
issued
for cash
at $0.001
per share
         100,000       100          -           -             -         100

Shares
subscribed
for cash
at $0.001
per share
       5,500,000     5,500          -      (5,500)            -           -

Shares
issued
for cash:
at $0.01
per share
       3,960,000     3,960     35,640           -             -      39,600

at $0.50
per share
         408,084       408    203,634           -             -     204,042

Loss for
the period     -         -          -           -      (270,449)   (270,449)
       _________    ______    _______      ______       _______     _______
Balance,
January 31,
2000   9,968,084     9,968    239,274      (5,500)     (270,449)    (26,707)

Shares
issued
for cash
at $1.25
per share
         590,400       590    737,410           -             -     738,000

Share
issuance
costs          -         -    (73,800)          -             -     (73,800)

Stock
subscriptions
received       -         -          -       5,500             -       5,500

Shares
issued
for cash
at $0.10
per share
         400,000       400     39,600           -             -      40,000

Shares
issued
for cash
at $0.25
per share
          22,400        22      5,578           -             -       5,600

Loss for
the period     -         -          -           -      (426,589)   (426,589)
      __________     _____    _______       _____       _______     _______
Balance,
October 31,
2000  10,980,884  $ 10,980  $ 948,062      $    -    $ (697,038)  $ 262,004
===========================================================================

The accompanying notes are an integral part of these financial statements.


                         KIDSTOYSPLUS.COM, INC.
                     (A Development Stage Company)
                        STATEMENTS OF CASH FLOWS
                  (Expressed in United States Dollars)
                              (Unaudited)
=========================================================================
                                Cumulative
                                  Amounts
                                   From                        Period From
                                February 4,     Nine Month     February 4,
                                   1999        Period Ended      1999 to
                              to October 31,   October 31,     October 31,
                                   2000           2000            1999
--------------------------------------------------------------------------
CASH FLOWS FROM OPERATING ACTIVITIES
 Loss for the period            $  (697,038)   $  (426,589)   $ (167,768)
 Item not affecting cash:
   Amortization                       6,507          5,679            86

 Changes in non-cash
  working capital items
   Increase in accounts receivable  (14,616)       (14,616)            -
   Increase in inventory            (72,855)       (72,855)            -
   Increase in prepaid expenses
    and deposits                    (16,709)        (8,692)      (18,885)
   Increase in due from related
    parties                         (47,634)       (47,634)         (424)
   Increase (decrease) in accounts
    payable and accrued liabilities  34,747        (21,672)       34,316
                                    -------        -------       -------
   Net cash used in
     operating activities          (807,598)      (586,379)     (152,675)
                                    -------        -------       -------
 CASH FLOWS FROM INVESTING ACTIVITIES
    Capital assets acquired         (31,797)       (20,646)       (9,120)
                                    -------        -------       -------
   Net cash used in
     investing activities           (31,797)       (20,646)       (9,120)
                                    -------        -------       -------
 CASH FLOWS FROM FINANCING ACTIVITIES
   Stock subscriptions received       5,500          5,500             -
   Capital stock issued for cash  1,027,342        783,600       243,742
   Share issuance costs             (73,800)       (73,800)            -
                                  ---------        -------       --------
   Net cash provided by
     financing activities           959,042        715,300       243,742
                                  ---------        -------       -------
 Change in cash and cash
     equivalents for the period     119,647        108,275        81,947

Cash and cash equivalents,
     beginning of period                  -         11,372             -
                                   --------        -------       -------
Cash and cash equivalents,
     end of period                $ 119,647      $ 119,647      $ 81,947
=========================================================================
Cash paid during the period
     for interest                 $       -      $       -      $      -
=========================================================================
Cash paid during the period
     for income taxes             $       -      $       -      $      -
=========================================================================

The accompanying notes are an integral part of these financial statements.


                         KIDSTOYSPLUS.COM, INC.
                     (A Development Stage Company)
                   NOTES TO THE FINANCIAL STATEMENTS
                  (Expressed in United States Dollars)
                              (Unaudited)
                            OCTOBER 31, 2000
=========================================================================
1.   HISTORY AND ORGANIZATION OF THE COMPANY

     The Company was incorporated on February 4, 1999 under the laws of the state of Nevada. The Company is considered a development stage company, in accordance with SFAS #7.

     In the opinion of management, the accompanying financial statements contain all adjustments necessary (consisting only of normal recurring
accruals) to present  fairly  the  financial   information   contained
therein.   These statements do not include all  disclosures  required by generally accepted accounting principles and should be read in conjunction with the audited financial statements of the Company for the year ended January 31, 2000. The results of operations for the nine month period ended October 31, 2000 are not necessarily indicative of the results to be expected for the year ending January 31, 2001.

2.   GOING CONCERN

     The  Company's  financial  statements  are  prepared  using  the generally accepted accounting principles applicable to a going concern, which contemplates the realization of assets and liquidation of liabilities in the normal course of business. Without realization of additional capital, it would be unlikely for the Company to continue
as a going concern.  It is      management's plan to seek additional
capital through equity financings.

=========================================================================
                                              October 31,      January 31,
                                                 2000             2000
                                              __________       __________

Deficit accumulated during
  the development stage                      $ (697,038)       $ (270,449)
Working capital (deficiency)                    236,714           (37,030)
===========================================================================

3.   SIGNIFICANT ACCOUNTING POLICIES

     Inventory

     Inventory is valued at the lower of cost and net realizable value.

4.   DUE FROM RELATED PARTIES

=========================================================================
                                               October 31,      January 31,
                                                  2000             2000
                                               __________       __________
     Due from the president of the Company     $   29,189       $        -
     Due from an officer of the Company            18,445                -
                                                 --------         --------
                                               $   47,634       $        -
==========================================================================

     Amounts due from related parties are unsecured, non-interest bearing with no terms of repayment.


                         KIDSTOYSPLUS.COM, INC.
                     (A Development  Stage Company)
                   NOTES TO THE FINANCIAL STATEMENTS
                  (Expressed in United States Dollars)
                              (Unaudited)
                            OCTOBER 31, 2000
=========================================================================
5.   COMMON STOCK

     On April 7, 2000, the Company completed a private placement whereby it issued 590,400 units under Rule 506 of Regulation D and S of the Securities Act of 1933 at $1.25 per unit for total proceeds of $738,000. Each unit consists of one restricted share of common stock and one non-transferable share purchase warrant. Each warrant entitles the holder to purchase one restricted share of common stock of the Company at a price of $1.625 per common share until April 7, 2001.

     On August 4, 2000, the Company issued 400,000 shares of common stock on the exercise of stock options under Rule 504 of Regulation D of the Securities Act of 1933 for total proceeds of $40,000.

     On September 21, 2000, the Company issued 22,400 shares of common stock on the exercise of stock options under Rule 504 of Regulation D of the Securities Act of 1933 for total proceeds of $5,600.

6.   STOCK OPTIONS

     Following is a summary of stock option activity during the nine month period ended October 31, 2000:

=========================================================================
                                                               Weighted
                                                               Average
                                                Number         Exercise
                                              Of Shares          Price
   ______________________________________________________________________
    Outstanding, January 31, 2000             2,000,000        $    0.17
    Granted                                     955,000             0.61
    Exercised                                  (422,400)            0.11
    Cancelled                                  (477,600)            0.22
                                              ---------
    Outstanding, October 31, 2000             2,809,400             0.38
=========================================================================

     The weighted average fair value of options granted during the nine month period ended October 31, 2000 was $0.76 per share.

7.   RELATED PARTY TRANSACTIONS

     During the nine month period ended October 31, 2000, the Company entered into the following transactions with related parties:

     a) The Company paid consulting fees of $59,000 (October 31, 1999 - $30,000) to the president of the Company, and $18,066 (October 31, 1999 - $18,000) to a former director of the Company.

     b) The Company paid $Nil (October 31, 1999 - $2,800) in management fees to the president of the Company.

     Included in accounts payable as at October 31, 2000 is an amount of $Nil (January 31, 2000 - $18,000) due to a director of the Company.


                         KIDSTOYSPLUS.COM, INC.
                     (A Development Stage Company)
                   NOTES TO THE FINANCIAL STATEMENTS
                  (Expressed in United States Dollars)
                              (Unaudited)
                            OCTOBER 31, 2000
=========================================================================
8.   COMMITMENTS

     During the nine month period ended October 31, 2000, the Company terminated Consulting Agreements with a director and consultant of the Company. The agreements called for consulting fees of $4,000 per month to be paid.

9.   SEGMENTED INFORMATION

     The Company currently conducts substantially all of its operations in Canada in one business segment.

10.  SUBSEQUENT EVENT

     The Company entered into an agreement effective November 1, 2000 for a term of 6 months with Renmark Financial Communications ("Renmark") whereby Renmark will provide investor relations and communication
services to the      Company  in  return  for fees of $5,000  per  month
and the issue  150,000  restricted shares of common stock of the Company.



Appendix B.3


                        KIDSTOYSPLUS.COM, INC.
                     (A Development Stage Company)


                     UNAUDITED FINANCIAL STATEMENTS
                  (Expressed in United States Dollars)


                            JANUARY 31, 2001



                         KIDSTOYSPLUS.COM, INC.
                     (A Development Stage Company)
                             BALANCE SHEETS
                  (Expressed in United States Dollars)
                            AS AT JANUARY 31
                              (Unaudited)
=========================================================================
                                                        2001        2000
                                                     ---------   ---------
ASSETS

Current
   Cash and cash equivalents                         $  28,403   $  11,372
   Accounts receivable                                  15,406           -
   Inventory                                            73,801           -
   Prepaid expenses and deposits                           850       8,017
   Due from related parties                             47,850           -
                                                      --------    --------
 Total current assets                                  166,310      19,389

Capital assets                                          23,044      10,323
                                                      --------    --------
Total assets                                         $ 189,354   $  29,712
==========================================================================

LIABILITIES AND STOCKHOLDERS' EQUITY

Current
   Accounts payable and accrued liabilities          $  29,902   $  56,419
                                                      --------    --------
   Total current liabilities                            29,902      56,419
                                                      --------    --------
Stockholders' equity
   Common stock
     Authorized
      25,000,000 Shares with a par value of $0.001
     Issued and outstanding
      11,130,884 Shares (January 31, 2000 -
      9,968,084)                                       11,130       9,968
   Additional paid-in capital                         968,912     239,274
   Stock subscriptions receivable                           -      (5,500)
   Deficit, accumulated during the development stage (820,590)   (270,449)
                                                     --------    --------
   Total stockholders' equity                         159,452     (26,707)
                                                     --------    --------
Total liabilities and stockholders' equity          $ 189,354   $  29,712
=========================================================================



                         KIDSTOYSPLUS.COM, INC.
                     (A Development Stage Company)
                        STATEMENTS OF OPERATIONS
                  (Expressed in United States Dollars)
                              (Unaudited)
==========================================================================
               Cumulative
                Amounts
                 From                                               Period From
               February 4,  Three Month   Three Month               February 4,
                1999 to     Period Ended  Period Ended  Year Ended   1999 to
               January 31,  January 31,   January 31,   January 31, January 31,
                 2001         2001           2000         2001        2000
------------------------------------------------------------------------------
REVENUE
 Sales         $  48,952    $  44,619     $       -     $  48,952   $       -

COST OF SALES     37,403       33,808             -        37,403           -
                 -------     --------      --------      --------    --------
                  11,549       10,811             -        11,549           -
                 -------     --------      --------      --------    --------
EXPENSES
 Consulting fees 319,863       29,083        31,686       203,010     116,853
 Depreciation      8,753        2,246           742         7,925         828
 Entertainment
  and promotion   13,866          740         4,406         7,632       6,234
 Equipment
  rental           5,360          232         3,013         2,347       3,013
 Investor
  relations       91,228       27,896         2,680        88,548       2,680
 Legal and
  accounting      97,439       13,206        17,673        52,783      44,656
 Management fees   2,800            -             -             -       2,800
 Marketing and
  advertising     28,576       14,693             -        28,576           -
 Office
  administration  38,349        7,481             -        38,349           -
 Office and
  miscellaneous   75,136       13,449         4,614        46,498      28,638
 Rent and
  security        29,622        3,692         5,575        20,364       9,258
 Shareholder
  costs            6,386        1,699             -         6,386           -
 Telephone and
  utilities       26,569        2,901         3,777        17,268       9,301
 Transfer agent
  and filing fees 10,865            -           370         5,157       5,708
 Travel and
  automobile      46,169       10,604         5,637        31,327      14,842
 Web-site design
  and maintenance 46,759        7,455        22,933        16,732      30,027
                 -------       ------        ------        ------      ------
                 847,740      135,377       103,106       572,902     274,838
                 -------      -------       -------       -------     -------
Loss before
 other item     (836,191)    (124,566)     (103,106)     (561,353)   (274,838)

OTHER ITEM
 Interest         15,601        1,014           425        11,212       4,389
                 -------      -------       -------       -------     -------
Loss for the
 period       $ (820,590)   $(123,552)    $(102,681)    $(550,141)  $(270,449)
=============================================================================
Basic and diluted
loss per share              $   (0.01)    $   (0.01)    $   (0.05)  $   (0.03)
=============================================================================
Weighted average
number of shares of common
stock outstanding           10,980,884    9,968,084     10,655,205  8,259,140
=============================================================================



                         KIDSTOYSPLUS.COM, INC.
                     (A Development Stage Company)
              STATEMENT OF CHANGES IN STOCKHOLDERS' EQUITY
                  (Expressed in United States Dollars)
                              (Unaudited)
============================================================================
                                                      Deficit,
                                                     Accumulated
            Common Shares   Additional    Stock      During the      Total
          -----------------  Paid-in  Subscriptions  Development  Stockholders'
           Shares   Amount   Capital    Receivable      Stage        Equity
------------------------------------------------------------------------------
Balance,
February 4,
1999            -   $    -   $     -    $      -     $      -      $       -

Shares
issued
for cash
at $0.001
per share
          100,000      100         -           -            -            100

Shares
subscribed
for cash
at $0.001
per share
        5,500,000    5,500         -      (5,500)           -              -

Shares
issued
for cash:
at $0.01
per share
        3,960,000    3,960    35,640           -            -         39,600

at $0.50
per share
          408,084      408   203,634           -            -        204,042

Loss for
the period      -        -         -           -     (270,449)      (270,449)
        ---------   ------   -------     -------      -------        -------
Balance,
January 31,
2000    9,968,084    9,968   239,274      (5,500)    (270,449)       (26,707)

Shares
issued
for cash
at $1.25
per share
          590,400      590   737,410           -            -        738,000

Share
issuance
costs           -        -   (73,800)          -            -        (73,800)

Stock
subscriptions
received        -        -         -       5,500            -          5,500

Shares
issued
for cash
at $0.10
per share
           400,000      400   39,600           -            -         40,000

Shares
issued
for cash
at $0.25
per share
            22,400       22    5,578           -            -          5,600

Shares
issued in
Exchange for
services
at $0.14
per share
           150,000      150   20,850          -             -         21,000

Loss for
the period       -        -        -          -      (550,141)      (550,141)
         ---------   ------   ------     ------       -------        -------
Balance,
January 31,
2001    11,130,884  $11,130 $968,912     $    -     $(820,590)     $ 159,452
============================================================================




                         KIDSTOYSPLUS.COM, INC.
                     (A Development Stage Company)
                        STATEMENTS OF CASH FLOWS
                  (Expressed in United States Dollars)
                              (Unaudited)
============================================================================
                                      Cumulative
                                        Amounts
                                         From                      Period From
                                       February 4,                 February 4,
                                         1999 to     Year Ended      1999 to
                                       January 31,   January 31,   January 31,
                                          2001         2001           2000
-----------------------------------------------------------------------------
CASH FLOWS FROM OPERATING ACTIVITIES
 Loss for the period                    $ (820,590)   $ (550,141)  $ (270,449)
 Item not affecting cash:
   Amortization                              8,753         7,925          828

 Changes in non-cash working capital
 items
  Increase in accounts receivable          (15,406)      (15,406)           -
  Increase in inventory                    (73,801)      (73,801)           -
  (Increase) decrease in prepaid
   expenses and deposits                      (850)        7,167       (8,017)
  Increase in due from related parties     (47,850)      (47,850)           -
  Increase (decrease) in accounts
   payable and accrued liabilities          29,902       (26,517)      56,419
                                           -------        ------       ------
 Net cash used in operating activities    (919,842)     (698,623)    (221,219)
                                           -------       -------      -------
CASH FLOWS FROM INVESTING ACTIVITIES
 Capital assets acquired                   (31,797)      (20,646)     (11,151)
                                           -------       -------      -------
 Net cash used in investing activities     (31,797)      (20,646)     (11,151)
                                           -------       -------      -------
CASH FLOWS FROM FINANCING ACTIVITIES
 Stock subscriptions received                5,500         5,500            -
 Capital stock issued for cash           1,048,342       804,600      243,742
 Share issuance costs                      (73,800)      (73,800)           -
                                         ---------       -------      -------
 Net cash provided by financing
  activities                               980,042       736,300      243,742
                                         ---------       -------      -------
Change in cash and cash equivalents for
 the period                                 28,403        17,031       11,372

Cash and cash equivalents, beginning of
 period                                          -        11,372            -
                                           -------       -------       ------
Cash and cash equivalents, end of period  $ 28,403      $ 28,403     $ 11,372
=============================================================================
Cash paid during the period for interest  $             $            $
=============================================================================
Cash paid during the period for income
 taxes                                    $             $            $
=============================================================================



Appendix B.4



                         KIDSTOYSPLUS.COM, INC.
                     (A Development Stage Company)


                     PRO FORMA FINANCIAL STATEMENTS
                  (Expressed in United States Dollars)


                            JANUARY 31, 2001





                         KIDSTOYSPLUS.COM, INC.
                     (A Development Stage Company)
                        PRO FORMA BALANCE SHEETS
                  (Expressed in United States Dollars)
                         AS AT JANUARY 31, 2001
                              (Unaudited)
===========================================================================

                                                    Actual    Pro forma
---------------------------------------------------------------------------
ASSETS
Current
  Cash and cash equivalents                       $  28,403   $     -
  Accounts receivable                                15,406         -
  Inventory                                          73,801         -
  Prepaid expenses and deposits                         850         -
  Due from related parties                           47,850         -
                                                    -------    ------
  Total current assets                              166,310         -

Capital assets                                       23,044         -
                                                    -------    ------
Total assets                                      $ 189,354   $     -
==========================================================================

LIABILITIES AND STOCKHOLDERS' EQUITY

Current
  Accounts payable and accrued liabilities        $  29,902   $     -
                                                    -------    ------
  Total current liabilities                          29,902         -
                                                    -------    ------
Stockholders' equity
  Common stock
   Authorized
     25,000,000 Shares with a par value of $0.001
   Issued and outstanding
     11,130,884                                      11,130    11,130
  Additional paid-in capital                        968,912   968,912
  Stock subscriptions receivable                          -         -
  Deficit, accumulated during the development
   stage                                           (820,590) (980,042)
                                                    -------   -------
  Total stockholders' equity                        159,452         -
                                                    -------   -------
Total liabilities and stockholders' equity        $ 189,354  $      -
===========================================================================


Appendix C
                         CONSULTING AGREEMENT

THIS CONSULTING AGREEMENT (this "Agreement") is entered into as of the ____ day of April, 2001, by and between Mikim, Inc., (the
"Company"), and FYI Corporation (the "Consultant").

Whereas, the Consultant has expertise and knowledge regarding securities promotion and sales, media and public relations, financing sources and investor relations; and

Whereas, the Company has need for the services of the Consultant.

                              Agreement
NOW, THEREFORE, for and in consideration of the mutual promises and covenants hereinafter set forth, the benefits to the parties to be derived therefrom and other good and valuable consideration the receipt and adequacy of which is hereby acknowledged, it is agreed as follows:
Services. The Company hereby retains Consultant and Consultant hereby agrees to serve the Company as an independent consultant providing advice and services to the Company in connection with promotion of its company and stock at conventions, "road shows" and related events throughout the Unites States, strategic planning, developing capital markets, and assisting in public and media relationships; and other related business consulting. Consultant agrees to provide such services to the Company as the Company may from time to time reasonably request, including, without limitation, advice and services with respect to those matters as to which it has special competence by reason of its expertise. Consultant shall make himself available during reasonable business hours to perform services requested by the Company that fall within the scope of this Agreement and Consultant's expertise. Additionally, Consultant shall provide quarterly reports at the Company's request to the Company outlining his activities on behalf of the Company for the prior quarter. Consultant represents and warrants to the Company that Consultant's execution and performance of this Agreement will not violate the Securities Act of 1933 (as amended), the Exchange Act of 1934 (as amended), SEC regulations, NASD regulations, Blue Sky laws, or any other securities laws and regulations.

Term. This Agreement shall remain in full force and effect for two years from the date hereof. This Agreement may be renewed for additional periods upon the mutual written consent of the parties. This Agreement may be terminated following the reorganization of Mikim with a private company with sales and operations.

Compensation. The Company shall pay, and Consultant shall accept, a fee of one hundred thousand dollars ($100,000 USD) paid on the execution of this Agreement, in cash or in marketable securities having a market value as of the date of this Agreement of at least $100,000 USD.

Independent Contractor. Consultant is retained under the terms of this Agreement as an independent contractor and nothing herein shall be construed as creating an employer/employee relationship, partnership or joint venture between the parties. Consultant shall be solely liable for the payment of any taxes imposed or arising out of the payment of the compensation to it by the Company as set forth in this Agreement including taxes imposed by Internal Revenue Code Sections 3508; 6153 and sections 1401 through 1403. The Company agrees to the following rights of Consultant consistent with an independent contractor relationship:

           1. Consultant has the rights to perform services for others during the term of this Agreement;
           2. Consultant will furnish all equipment and materials used to provide the services required by this Agreement;
           3. Consultant has the right to hire assistants as subcontractors, or to use its employees to provide the services required by this Agreement, provided that the Company is not liable for resulting cost; and
           4. Neither Consultant nor its employees or agents shall be required to devote full time to performing the services required by this Agreement.

Authority to Act.   The Consultant shall not have the authority to act
on behalf of the Company or to enter into agreements on behalf of the Company.

Non-broker Activities. The parties acknowledge that Consultant is not registered or licensed as a broker-dealer, and is acting as a seller/finder in the intended transactions. Consultant may not engage in any broker related activities, including the offering or selling of securities for or on behalf of the Company, or related activities which require broker-dealer registration.

Nondisclosure of Information. Consultant agrees that during the term of this Agreement, Consultant will not, nor will it allow its employees or agents to directly or indirectly, disclose to any person not authorized by the Company to receive or use such information, any of the Company's confidential or proprietary data, information, or techniques, or give to any person not authorized by the Company to receive it any information that is not generally known to anyone other than the Company or that is designated by the Company as "limited," "private," "confidential," or otherwise marked to indicate its confidential nature.

Assignment.   The Consultant may not assign the obligations set forth
herein.

Entire Agreement. This Agreement is supersedes and supplants all prior agreements between the parties. This Agreement is the only agreement or understanding between the parties hereto with respect to the advice and services to be provided by Consultant to the Company. All negotiations, commitment, and understandings of both parties have been incorporated herein. This Agreement cannot be modified except by a written document signed by both parties to this Agreement.

Governing Law. This Agreement shall be governed by and interpreted in accordance with the laws of the state of Utah and venue shall be in the State of Utah.

Severability. If, and to the extent that, any court of competent jurisdiction holds any provision of this Agreement to be invalid or unenforceable, such holding shall in no way affect the validity of the remainder of this Agreement.

Waiver. No failure by any party to insist on the strict performance of any convenient, duty, agreement, or condition of this Agreement, or to exercise any right or remedy consequent on a breach thereof, shall constitute a waiver of any such breach or any other covenant, agreement, term, or condition.



                                           Mikim, Inc.

                                           By_________________________
                                                   , President

                                           FYI Corporation

                                           By_________________________
                                             Pete Falvo, President





                       [Proxy Form Appendix]

                       KidsToysPlus.com, Inc.
                         2924 Cliffe Avenue
                Courtenay, British Columbia, Canada
                              V9N 2L7

    THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

     The undersigned hereby appoints __________________ and/or ________________ as Proxies, each with the power to appoint his substitute, and hereby authorizes each of them to represent and to vote, as designated below, all the shares of Common Stock of KidsToysPlus.com, Inc. (the "Company") held of record by the undersigned on ______________ 2001, at the Special Meeting of Stockholders to be held on April 30, 2001, and at any adjournment or postponement thereof.

Proposal No. 1 To transfer all or substantially all of the Company's assets to Albert R. Timcke.

[ ]  For     [ ]   Against       [ ]   Abstain

Proposal No. 2 The election of each of the following persons as directors of the Company; Justeene Blankenship and Christopher J. Nielsen

(1)  Justeene Blankenship         (2)  Christopher J. Nielsen

[ ]    For  all nominees
[ ]    Withhold all nominees
[ ]    Withhold authority to vote for any individual nominee.
       Write number(s) of nominee(s) ____

Proposal No. 3 Approve change of the Company's corporate name to "Mikim, Inc." by amending Articles of Incorporation

[ ]  For     [ ]   Against    [ ]   Abstain

Proposal No. 4  To approve the Company's Consulting Agreement with
FYI Corporation

[ ]  For    [ ]   Against     [ ]   Abstain


Proposal No. 5 Approval of all other matters by the persons named in the proxies in accordance with their Judgment

[ ]  For    [ ]   Against     [ ]   Abstain


   Note The proxies are authorized to vote in accordance with their judgment on any matters other than those referred to herein that are properly presented for consideration and action at the Special Meeting.



This proxy, when properly executed, will be voted in the manner directed herein by the undersigned stockholder. If no direction is given, this proxy will be voted for Proposal No.'s 1, 2, 3, 4, and 5.

All other proxies heretofore given by the undersigned to vote shares of stock of the Company, which the undersigned would be entitled to vote if personally present at the Special Meeting or any adjournment or postponement thereof, are hereby expressly revoked.


Dated:___________________, 2001

                                    __________________________________
                                    Print Name

                                    __________________________________
                                    Signature

                                    __________________________________
                                    Print Name (if second signer required)

                                    ___________________________________
                                    Signature (if required)

Please print and sign exactly as name appears on stock certificate. When shares are held by joint tenants, both should sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such. If a corporation or partnership, please sign in full corporate or partnership name by an authorized officer or person.

Please mark, sign, date and promptly return the proxy card. If your address is incorrectly shown, please print changes.